GOLDMAN                             PROJECT CATAWBA
SACHS




                                    UPDATED FAIRNESS OPINION MATERIALS






                                    GOLDMAN, SACHS & CO.
                                    JULY 6, 1998

TABLE OF EXHIBITS

                                                                    EXHIBIT
I.   OBSERVATIONS ON CATAWBA
     SUMMARY OF RECENT FINANCIAL PERFORMANCE                              1
     STOCK PRICE AND TRADING HISTORY                                      2

II.  UPDATED VALUATION ANALYSIS
     SUMMARY VALUATION OF CATAWBA                                         3
     DISCOUNTED CASH FLOW                                                 4
     TRADING MULTIPLES OF SELECTED COMPARABLE COMPANIES                   5
     SELECTED MERGER TRANSACTIONS                                         6
     THEORETICAL IMPLIED FUTURE STOCK PRICES                              7

                                   EXHIBIT 1

SUMMARY OF Q2 '98 OPERATING REVENUE


                 JANUARY                                  FEBRUARY

                 Actual        Plan                        Actual        Plan
                 ------        ----                        ------        ----
Diag.          $3,105,255   $3,074,058     Diag.         $2,851,424   $3,082,060
PPM            $2,924,884   $2,604,584     PPM           $2,956,021   $2,768,570
McAllen        $4,247,828   $3,735,770     McAllen       $4,292,271   $3,549,363
Little Rock    $4,454,983   $3,703,849     Little Rock   $4,265,543   $3,765,947
Tucson         $1,854,473   $2,399,847     Tucson        $1,367,968   $2,689,737


Source:  Catawba Management Documents

SUMMARY OF Q2 '98 OPERATING REVENUE


                MARCH                           Q2 '98 OPERATING REVENUE

                  Actual       Plan                        Actual        Plan
                  ------       ----                        ------        ----
Diag.         $ 3,278,176  $ 3,214,196    Diag.         $ 9,234,855  $ 9,370,314
PPM           $ 3,214,354  $ 2,525,634    PPM           $ 9,095,259  $ 7,898,788
McAllen       $ 3,978,644  $ 3,374,970    McAllen       $12,518,743  $10,660,103
Little Rock   $ 4,890,963  $ 4,315,974    Little Rock   $13,611,489  $11,785,770
Tucson        $ 1,700,273  $ 2,740,404    Tucson        $ 4,922,714  $ 7,829,988


Source:  Catawba Management Documents

SUMMARY OF Q2 '98 NET INCOME


              JANUARY                                  FEBRUARY

               Actual         Plan                       Actual        Plan
               ------         ----                       ------        ----
Diag.         $ 499,954    $ 535,119     Diag.         $ 398,627    $ 534,631
PPM           $ 185,696    $ 138,191     PPM           $ 129,202    $ 168,000
McAllen       $ 308,451    $ 182,567     McAllen       $ 267,276    $ 183,475
Little Rock   $ 164,228    $  45,026     Little Rock   $ 144,341    $  69,617
Tucson        ($323,189)   ($156,473)    Tucson        ($572,020)   ($123,042)


Source:  Catawba Management Documents

SUMMARY OF Q2 '98 NET INCOME


                MARCH                          Q2 '98 OPERATING INCOME

                Actual       Plan                         Actual         Plan
                ------       ----                         ------         ----
Diag.          $550,324    $585,825     Diag.          $1,448,905    $1,655,575
PPM            $195,937    $153,122     PPM            $  510,835    $  459,313
McAllen        $125,571    $112,638     McAllen        $  701,298    $  478,680
Little Rock    $240,108    $119,856     Little Rock    $  548,677    $  234,499
Tucson        ($505,500)  ($ 73,811)    Tucson        ($1,400,709)  ($  353,326)





Source:  Catawba Management Documents

SUMMARY OF Q2 '98 FINANCIAL RESULTS


               REVENUE                                   NET INCOME

                 Actual         Plan                      Actual          Plan
                 ------         ----                      ------          ----
Total         $49,713,035   $56,840,773   Total        $ 1,754,084    $2,324,588
Hospital      $31,052,946   $39,025,203   Hospital     $  (237,016)   $  325,798
PPM           $ 9,095,259   $ 7,898,788   PPM          $   510,835    $  459,313
Diagnostic    $ 9,234,855   $ 9,370,314   Diagnostic   $ 1,448,905    $1,655,575


Source:  Catawba Management Documents

SUMMARY OF Q3 '98 OPERATING REVENUE TO DATE


                 APRIL                                             MAY

                  Actual      Plan                         Actual        Plan
                  ------      ----                         ------        ----
Diag           $3,160,996  $3,186,652      Diag          $2,587,245   $3,016,733
PPM            $3,289,083  $2,604,899      PPM           $2,611,173   $2,654,142
McAllen        $3,687,434  $3,015,957      McAllen       $2,997,588   $2,478,602
Little Rock    $4,546,701  $4,462,496      Little Rock   $4,029,524   $4,539,311
Tucson         $1,497,515  $2,739,929      Tucson        $1,401,972   $2,739,384

SUMMARY OF Q3 '98 NET INCOME TO DATE


                APRIL                                     MAY

                  Actual      Plan                        Actual       Plan
                  ------      ----                        ------       ----
Diag            $ 512,278   $574,761      Diag          $ 341,735   $ 557,353
PPM             $ 215,089   $147,491      PPM           $ 141,460   $ 162,285
McAllen         $ 108,229   $ 72,855      McAllen       $ (43,566)  $(131,554)
Little Rock     $ 155,244   $147,072      Little Rock   $  83,397   $ 134,329
Tucson          $(494,574)  $  7,878      Tucson        $(498,992)  $   3,270

SUMMARY OF Q3 '98 FINANCIAL RESULTS YTD


                REVENUE                                  NET INCOME

                Actual        Plan                         Actual        Plan
                ------        ----                         ------        ----
Total        $29,980,437   $42,534,445      Total        $ 513,522    $2,076,385
Hospital     $18,160,734   $30,746,873      Hospital     $(739,504)   $  660,583
PPM          $ 5,900,256   $ 5,529,041      PPM          $ 356,549    $  309,776
Diagnostic   $ 5,748,241   $ 6,203,385      Diagnostic   $ 854,013    $1,132,114


Source:  Catawba Management Documents

                                    EXHIBIT 2

                                   CATAWBA


WEEKLY COMMON STOCK PRICE AND TRADING VOLUME HISTORY

                                     [GRAPH]

Bar and line graph showing weekly closing market price and trading volume of Catawba from 12/9/94 to 3/4/98, selected number of which are listed below.

     Date          Price      Volume         Date           Price      Volume
     ----          -----      ------         ----           -----      ------
     09-Dec-94     14.00     2292999         04-Oct-96      15.53      398000
     06-Jan-95     15.00      339900         01-Nov-96      14.38      413200
     03-Feb-95     13.50       37300         06-Dec-96      16.25      651300
     03-Mar-95     14.25       95800         03-Jan-97      15.50      237000
     07-Apr-95     13.25       22900         07-Feb-97      14.25      304100
     05-May-95     13.00       19400         07-Mar-97      15.25      653700
     02-Jun-95     11.88       25700         04-Apr-97      15.00      146800
     07-Jul-95     11.63        7800         02-May-97      13.63      153700
     04-Aug-95     13.50       33600         06-Jun-97      14.38      561400
     01-Sep-95     14.00       12200         04-Jul-97      14.88      580600
     06-Oct-95     18.75      229600         01-Aug-97      17.00      615400
     03-Nov-95     21.75       89700         05-Sep-97      19.81      266100
     01-Dec-95     18.00      457100         03-Oct-97      16.63      268200
     05-Jan-96     20.00       91000         07-Nov-97      15.63      243400
     02-Feb-96     25.25      280900         05-Dec-97      15.50      123100
     01-Mar-96     24.00      121500         02-Jan-98      14.88      177200
     05-Apr-96     30.00     1552100         06-Feb-98      14.00      194800
     03-May-96     37.25      669500         06-Mar-98      17.13      326500
     07-Jun-96     33.25      609000         03-Apr-98      18.19      355500
     05-Jul-96     11.25     1302000         01-May-98      18.06      414300
     02-Aug-96     13.00     1730100         05-Jun-98      17.94      980700
     06-Sep-96     17.75      799500

7/24/95: Catawba announced it will build a $30 million heart hospital in Little
         Rock, Ark.

10/2/95: Catawba announced it will build its third heart hospital in Tucson, Ariz. where it will compete against five heart programs.

6/26/96: Southeast WSJ article states that accountants, federal health officials, doctors who enlisted with Catawba and executives from managed care cos. have raised concerns about Catawba's start in McAllen and its prospects elsewhere.

1/20/97: Catawba has formed a venture with the Arizona Heart Institute to build a heart hospital in Phoenix.

7/10/97: Catawba's plan to build a specialized heart-surgery center in Dayton has run into resistance from Dayton's zoning board and the region's oversight agency for health care.

9/12/97: Dayton hospital executives, physicians and business representatives lambasted the prospect of a new Catawba heart hospital in the region.

10/3/97: Franciscan Medical Center's fast-growing heart program could be jeopardized by the specialized heart-care center that Catawba plans to build in surburban Dayton.

12/4/97: Franciscan Medical Center and Catawba announce that they are negotiating possible collaboration.

2/16/98: Catawba says it doesn't expect to achieve its projected earnings for 1998 because of lower-than-expected volume at its new Tucson Heart Hospital and a delay in opening its Arizona Heart Hospital in Phoenix.

2/25/98: Catawba announces three-way joint venture in Albuquerque, New Mexico.

3/13/98: Catawba announced its intention to go private with capital provided by KKR and WCAS.

4/18/98: Catawba announced that it had completed a transaction with Dayton, Ohio-based Dayton Health Group.

6/12/98: Arizona Dept. of Health Services completed its inspection of the Arizona Heart Hospital.


                         WEEKLY FROM 12/9/94 TO 6/26/98


Source:  Muller, 07/01/98 and Press Releases.

CATAWBA: STOCK PRICE HISTORY


------------------------------------
          SINCE IPO
------------------------------------

[GRAPH]

Bar and line graph showing weekly closing market price and trading volume of Catawba from 12/9/94 to 6/26/98, selected number of which are listed below.


     Date          Price      Volume         Date           Price      Volume
     ----          -----      ------         ----           -----      ------
     09-Dec-94     14.00     2292999         04-Oct-96      15.53      398000
     06-Jan-95     15.00      339900         01-Nov-96      14.38      413200
     03-Feb-95     13.50       37300         06-Dec-96      16.25      651300
     03-Mar-95     14.25       95800         03-Jan-97      15.50      237000
     07-Apr-95     13.25       22900         07-Feb-97      14.25      304100
     05-May-95     13.00       19400         07-Mar-97      15.25      653700
     02-Jun-95     11.88       25700         04-Apr-97      15.00      146800
     07-Jul-95     11.63        7800         02-May-97      13.63      153700
     04-Aug-95     13.50       33600         06-Jun-97      14.38      561400
     01-Sep-95     14.00       12200         04-Jul-97      14.88      580600
     06-Oct-95     18.75      229600         01-Aug-97      17.00      615400
     03-Nov-95     21.75       89700         05-Sep-97      19.81      266100
     01-Dec-95     18.00      457100         03-Oct-97      16.63      268200
     05-Jan-96     20.00       91000         07-Nov-97      15.63      243400
     02-Feb-96     25.25      280900         05-Dec-97      15.50      123100
     01-Mar-96     24.00      121500         02-Jan-98      14.88      177200
     05-Apr-96     30.00     1552100         06-Feb-98      14.00      194800
     03-May-96     37.25      669500         06-Mar-98      17.13      326500
     07-Jun-96     33.25      609000         03-Apr-98      18.19      355500
     05-Jul-96     11.25     1302000         01-May-98      18.06      414300
     02-Aug-96     13.00     1730100         05-Jun-98      17.94      980700
     06-Sep-96     17.75      799500

------------------------------------
          ONE YEAR
------------------------------------

[GRAPH]


Bar and line graph showing daily closing market price and trading volume of Catawba from 7/1/97 to 7/1/98, selected number of which are listed below.

             Date           Price         Volume
             ----           -----         ------
           01-Jul-97        14.88         49400
           16-Jul-97        15.19         36300
           01-Aug-97        17.00         74400
           18-Aug-97        18.13        108400
           02-Sep-97        18.38          5600
           16-Sep-97        18.88         51400
           01-Oct-97        17.25          7800
           16-Oct-97        15.75         55000
           03-Nov-97        15.88         61000
           17-Nov-97        15.88         36600
           01-Dec-97        16.75          4800
           16-Dec-97        15.50         80300
           02-Jan-98        14.88         38200
           16-Jan-98        14.88         27100
           02-Feb-98        13.56         76100
           17-Feb-98        14.38         26700
           02-Mar-98        15.13         28800
           16-Mar-98        18.13       1680200
           01-Apr-98        18.13         23000
           16-Apr-98        18.31         44700
           01-May-98        18.06         74300
           18-May-98        18.00         49500
           01-Jun-98        17.88         60600
           16-Jun-98        18.00        100700
           01-Jul-98        18.25         39700

------------------------------------
         SIX MONTHS
------------------------------------


[GRAPH]


Bar and line graph showing daily closing market price and trading volume of Catawba from 1/1/97 to 7/1/98, selected number of which are listed below.

     Date           Price      Volume
     ----           -----      ------

     02-Jan-98      14.88      38200
     16-Jan-98      14.88      27100
     02-Feb-98      13.56      76100
     17-Feb-98      14.38      26700
     02-Mar-98      15.13      28800
     16-Mar-98      18.13    1680200
     01-Apr-98      18.13      23000
     16-Apr-98      18.31      44700
     01-May-98      18.06      74300
     18-May-98      18.00      49500
     01-Jun-98      17.88      60600
     16-Jun-98      18.00     100700
     01-Jul-98      18.25      39700



Source:  Muller, 07/01/98.

CATAWBA


DAILY FORWARD P/E MULTIPLE HISTORY SINCE IPO

                                  [GRAPH]

         Line graph showing the ratio of Price over IBES FYI Median EPS Estimate, weekly from 12/7/94 to 7/1/98, selected number of which are listed below.

                    Daily Forward                           Daily Forward
Date                P/E Multiple             Date           P/E Multiple
----                -------------            ----           ------------

12/09/94                                     1/03/97        23.846
1/06/95             30.000                   2/07/97        22.619
2/03/95             27.551                   3/07/97        24.597
3/03/95             29.082                   4/04/97        24.194
4/07/95             27.041                   5/02/97        21.976
5/05/95             26.531                   6/06/97        23.185
6/02/95             24.235                   7/04/97        23.992
7/07/95             23.724                   8/01/97        27.869
8/04/95             27.551                   9/05/97        32.480
9/01/95             28.000                   10/03/97       27.254
10/06/95            37.500                   11/07/97       22.007
11/03/95            34.524                   12/05/97       21.831
12/01/95            28.571                   1/02/98        21.250
1/05/96             31.746                   2/06/98        23.333
2/02/96             40.079                   3/06/98        28.542
3/01/96             38.095                   4/03/98        30.313
4/05/96             48.016                   5/01/98        30.104
5/03/96             59.127                   6/05/98        30.403
6/07/96             52.778                   7/01/98        30.932
7/05/96             23.438
8/02/96             26.531
9/06/96             35.500
10/04/96            31.063
11/01/96            20.536
12/06/96            23.897


[GOLDMAN SACHS LOGO]


Goldman, Sachs & Co.

CATAWBA: SHARES TRADED AT SPECIFIC PRICES


------------------------------------        ------------------------------------
             SINCE IPO                                    ONE YEAR
------------------------------------        ------------------------------------

[BAR GRAPH SHOWING INFORMATION BELOW]      [BAR GRAPH SHOWING INFORMATION BELOW]

      VOLUME OF SHARES TRADED                      VOLUME OF SHARES TRADED
        AT SPECIFIC PRICES                           AT SPECIFIC PRICES

   DAILY FROM 12/7/94 TO 7/1/98                DAILY FROM 7/1/97 TO 7/1/98

   Weighted Average Price:   17.65              Weighted Average Price:   17.38

   Total Shares Traded as                       Total Shares Traded as
   Percentage of Shares                         Percentage of Shares
   Outstanding:              757.5%             Outstanding:             198.2%

Price Range                 Volume           Price Range               Volume
7.00 to 9.99               3497500           13.50 to 13.59            336300
10.00 to 12.99            10781400           13.60 to 14.19            399100
13.00 to 15.99            30746900           14.20 to 14.79            803900
16.00 to 18.99            23617800           14.80 to 15.39           1444800
19.00 to 21.99             3161200           15.40 to 15.99           1259300
22.00 to 24.99              979200           16.00 to 16.59           1582600
25.00 to 27.99              963900           16.60 to 17.19           1085700
28.00 to 30.99             2000100           17.20 to 17.79            800700
31.00 to 33.99             1883800           17.80 to 18.39          11177900
34.00 to 36.99             3062000           18.40 to 18.99           1495500
37.00 to 39.99             1958700           19.00 to 19.59            856400
40.00 to 42.99              676200           19.60 to 20.19            564500
------------------------------------        ------------------------------------


                    ------------------------------------
                                 SIX MONTHS
                    ------------------------------------

                    [BAR GRAPH SHOWING INFORMATION BELOW]

                            VOLUME OF SHARES TRADED
                              AT SPECIFIC PRICES

                    DAILY FROM 1/1/98 TO 7/1/98

                    Weighted Average Price:        17.51

                    Total Shares Trades as
                    Percentage of Shares
                    Outstanding:                   125.1%

                    Price Range              Volume
                    13.00 to 13.59           260200
                    13.40 to 13.79           188200
                    13.80 to 14.19           181300
                    14.20 to 14.59           542800
                    14.60 to 14.99           115200
                    15.00 to 15.39           371800
                    15.40 to 15.79           131800
                    15.80 to 16.19            43600
                    16.20 to 16.59           578400
                    16.60 to 16.99                0
                    17.00 to 17.39           175000
                    17.40 to 17.79                0
                    17.80 to 18.19          9646900
                    18.20 to 18.59          1528200
                    ------------------------------------






Source:  Muller, 07/01/98.

STOCK PRICE VERSUS COMPARABLES AND S&P 500(a)


------------------------------------
             SINCE IPO
------------------------------------

             [GRAPH]

Line graph showing Indexed Prices of Catawba, Primary/Multispecialty PPM Index, Specialty PPM Index, Hospitals Index and S&P 500, weekly from 12/9/94 to 6/26/98, selected number of which are listed below.

                              Primary/
                           Multispecialty  Specialty
   Date         Catawba         PPM's        PPM's     Hospitals     S&P 500
   ----         -------    --------------  ---------   ---------     --------
   09-Dec-94    100.00         100.00       100.00     100.00        100.00
   06-Jan-95    107.14         104.82       120.83     108.37        103.07
   03-Feb-95     96.43         130.21       125.40     120.13        107.09
   03-Mar-95    101.79         142.57       135.50     114.95        108.60
   07-Apr-95     94.64         166.94       142.33     120.63        113.30
   05-May-95     92.86         130.41       139.62     119.02        116.37
   02-Jun-95     84.82         127.26       137.64     122.04        119.14
   07-Jul-95     83.04         142.51       136.46     125.99        124.48
   04-Aug-95     96.43         151.78       148.11     140.62        125.05
   01-Sep-95    100.00         153.87       163.89     142.23        126.15
   06-Oct-95    133.93         154.96       166.55     142.87        130.32
   03-Nov-95    155.36         149.04       162.48     156.40        132.13
   01-Dec-95    128.57         152.45       163.26     160.88        135.80
   05-Jan-96    142.86         160.47       177.04     169.96        137.98
   02-Feb-96    180.36         172.30       190.01     186.05        142.26
   01-Mar-96    171.43         169.20       178.29     188.73        144.17
   05-Apr-96    214.29         161.90       174.08     190.88        146.74
   03-May-96    266.07         171.00       181.73     186.75        143.55
   07-Jun-96    237.50         205.95       210.40     196.35        150.64
   05-Jul-96     80.36         181.72       197.84     183.94        147.09
   02-Aug-96     92.86         186.96       153.50     186.27        148.22
   06-Sep-96    126.79         195.83       163.58     196.00        146.70
   04-Oct-96    110.94         221.54       177.21     208.46        156.94
   01-Nov-96    102.68         162.41       145.09     175.95        157.46
   06-Dec-96    116.07         173.46       138.43     186.83        165.47
   03-Jan-97    110.71         162.45       139.63     184.83        167.36
   07-Feb-97    101.79         177.73       140.72     206.96        176.65
   07-Mar-97    108.93         185.81       139.06     217.59        180.10
   04-Apr-97    107.14         157.22       132.18     200.69        169.57
   02-May-97     97.32         155.72       135.19     215.97        181.89
   06-Jun-97    102.68         191.85       157.28     234.43        191.97
   04-Jul-97    106.25         204.12       171.73     241.70        205.15
   01-Aug-97    121.43         205.91       193.20     203.83        211.91
   05-Sep-97    141.52         220.97       224.09     218.47        207.86
   03-Oct-97    118.75         245.34       183.05     219.75        215.91
   07-Nov-97    111.61         186.78       174.29     222.43        207.52
   05-Dec-97    110.71         171.60       177.14     225.35        220.11
   02-Jan-98    106.25         172.13       172.02     225.70        218.15
   06-Feb-98    100.00         173.25       164.41     223.51        226.52
   06-Mar-98    122.32         168.16       174.83     248.55        236.19
   03-Apr-98    129.91         154.32       180.48     267.05        251.19
   01-May-98    129.02         141.78       170.35     269.16        250.81
   05-Jun-98    128.13          96.84       142.01     238.34        249.21

------------------------------------
            ONE YEAR
------------------------------------

[GRAPH]

Line graph showing Indexed Prices of Catawba, Primary/Multispecialty PPM Index, Specialty PPM Index, Hospitals Index and S&P 500, daily from 7/1/97 to 7/1/98, selected number of which are listed below.


                               Primary/
                            Multispecialty  Specialty
    Date         Catawba         PPM's        PPM's     Hospitals     S&P 500
    ----         -------    --------------  ---------   ---------     --------
  01-Jul-97      100.00         100.00       100.00      100.00       100.00
  01-Aug-97      114.29         100.71       103.70       85.17       106.30
  01-Sep-97      126.05         107.43       104.26       90.10       100.95
  01-Oct-97      115.87         119.40       111.37       94.76       107.23
  03-Nov-97      106.72          99.26       109.23       93.32       105.38
  01-Dec-97      112.61          90.03       102.56       92.71       109.40
  01-Jan-98      101.68          89.79       105.60       89.11       108.91
  02-Feb-98       91.18          80.32       100.90       86.38       112.37
  02-Mar-98      101.68          87.58       104.09       93.72       117.58
  01-Apr-98      121.85          82.10       112.21      106.38       124.37
  01-May-98      121.43          75.56       104.25      105.53       125.81
  01-Jun-98      120.17          57.27        89.41       96.73       122.44
  01-Jul-98      122.69          50.89        86.97       95.44       128.90

------------------------------------
          6 MONTHS
------------------------------------

[GRAPH]

Line graph showing Indexed Prices of Catawba, Primary/Multispecialty PPM Index, Specialty PPM Index, Hospitals Index and S&P 500, daily from 1/1/98 to 7/1/98, selected number of which are listed below.

                                Primary/
                            Multispecialty  Specialty
    Date         Catawba         PPM's        PPM's     Hospitals   S&P 500
    ----         -------    --------------  ---------   ---------   --------
  01-Jan-98      100.00         100.00       100.00      100.00     100.00
  16-Jan-98       98.35          87.26        92.07      101.11      99.08
  02-Feb-98       89.67          88.33        95.57       96.79     103.18
  16-Feb-98       93.39          97.16       105.43       98.32     105.12
  02-Mar-98      100.00          98.71        98.49      104.46     107.96
  16-Mar-98      119.83          86.34        99.14      110.45     111.22
  01-Apr-98      119.83          89.90       106.05      120.72     114.19
  16-Apr-98      121.08          84.01       102.41      120.89     114.19
  01-May-98      119.42          81.23        98.66      119.37     115.52
  18-May-98      119.01          68.44        87.81      113.18     114.25
  01-Jun-98      118.18          60.66        84.64      108.28     112.42
  16-Jun-98      119.01          50.55        80.37      103.40     112.07
  01-Jul-98      120.66          57.18        82.72      106.35     118.36



(a) Hospitals Index: Columbia/HCA Healthcare, Health Management Assoc., Paracelsus Healthcare, Quorum Health Group, Tenet Healthcare Corp., Universal Health Services.
     Primary/Multispecialty PPM Index: Advanced Health Corp., Coastal Physicians Group, FPA Medical Management, MedPartners, Phycor Inc., Phymatrix Corporation, Sheridan Healthcare.
     Specialty PPM Index: American Oncology Res., Apogee Inc., Complete Management, Emcare Holdings, EquiMed Inc., Occusystems Inc., Omega Health Systems, Orthodontic Center of Amer., Pediatrix Medical Group, Physician Reliance Network, Specialty Care Network.


Source:  Muller, 7/1/98.

                                   EXHIBIT 3

SUMMARY VALUATION OF CATAWBA

                                                        VALUATION RANGE
METHODOLOGY                                            (PRICE PER SHARE)


Discounted Cash Flow 11-13% for existing                    15 - 23
  business, higher for new business

Comparable Trading Multiples 1998 Hospital                   9 - 18
  P/E's of 20-24x and 8-10x LTM EBITDA at
  management estimate of $0.43

Merger Premiums Paid (a) 25-40% for Hospitals               14 - 18

Comparable Merger Multiples 16-20x P/E and                   7 - 18
   for 6-10x LTM EBITDA Hospital Companies
   at management estimate at $0.43 EPS

Implied Future Value of Stock Prices Discounted              9 - 23
  at 12% for 1998-2002


(a) Based on trading multiple implied price of $11 at $0.43 EPS management estimate.

                                   EXHIBIT 4

CALCULATION OF FULLY DILUTED SHARES OUTSTANDING FOR CATAWBA


COMMON SHARES OUTSTANDING AS OF 9/30/97                         11,168,603
Issuance of Shares re:  Pima Heart (10/97)                         500,006
Issuance of Shares - Employment (10/97)                                750
Issuance of Shares re:  Dayton Heart (4/98                         117,170
Exercise of Stock Options (4/98)                                     1,042
Exercise of Stock Options (5/98)                                    20,000
Exercise of Stock Options (6/98)                                     5,833
                                                                ----------
TOTAL COMMON SHARES OUTSTANDING                                 11,813,404
OTHER POTENTIALLY ISSUABLE SHARES
Convertible Debt - Heart Clinic (10/96)
($4,451,971 / $14 per Share)                                       317,998
Additional Heart Clinic Debt (1/98)
($1,407,054 / $15 per Share)                                        93,804
Additional Heart Clinic Debt (1/98)
($159,622 / $15 per Share)                                          10,642
Additional Heart Clinic Debt
($215,600 / $15 per Share)                                          14,373
Delayed Delivery Stock - Valley Cardiology (1/98)
($1,926,813 / $15.788 per Share)                                   122,049
Stock Options Converted Using Treasury Method                      373,762
                                                                ----------
TOTAL OTHER POTENTIALLY ISSUABLE SHARES                            932,628
FULLY DILUTED SHARES OUTSTANDING                                12,746,032
                                                                ==========

--------------------------------------------------------------------------------

Source:  Catawba management documents, 6/24/98

SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS

DISCOUNT RATE:                                          10%          11%          12%            13%            14%            15%
PERPETUITY GROWTH RATE:                                 3%            3%          3%             3%             3%             3%

Diagnostics                                           $ 8.70        $ 7.46        $ 6.51        $ 5.75        $ 5.13        $ 4.61
PPM                                                     1.91          1.52          1.22          0.98          0.79          0.64
McAllen                                                 2.07          1.62          1.27          0.99          0.76          0.57
Little Rock                                             3.92          3.17          2.58          2.11          1.73          1.41
Tucson                                                 (0.15)        (0.33)        (0.46)        (0.58)        (0.67)        (0.74)
                                                      ------        ------        ------        ------        ------        ------
                                                     $ 16.45        $13.44        $11.11        $ 9.25        $ 7.74        $ 6.48

DISCOUNT RATE:                                          12%           13%           14%           15%           16%           17%
PERPETUITY GROWTH RATE:                                 3%            3%            3%            3%            3%            3%

Arizona                                              $  2.23        $ 1.74        $ 1.33        $ 1.00        $ 0.71        $ 0.47
Austin                                                  0.79          0.49          0.25          0.05         (0.12)        (0.26)
Bakersfield                                             0.91          0.63          0.41          0.22          0.07         (0.06)
Dayton                                                  0.64          0.45          0.30          0.18          0.08         (0.01)
Albuquerque                                             0.62          0.45          0.31          0.19          0.10          0.02
                                                      ------        ------        ------        ------        ------        ------
                                                      $ 5.19        $ 3.75        $ 2.59        $ 1.64        $ 0.84        $ 0.16

DISCOUNT RATE:                                          14%           15%           16%           17%            18%            19%
PERPETUITY GROWTH RATE:                                 3%            3%            3%            3%             3%            3%

00-2                                                  $ 0.47        $ 0.30        $ 0.16        $ 0.05        $(0.05)      $ (0.13)
01-2                                                    0.41          0.26          0.14          0.04         (0.04)        (0.11)
02-2                                                    0.36          0.23          0.12          0.04         (0.03)        (0.09)
03-2                                                    0.32          0.20          0.10          0.03         (0.03)        (0.08)
01-1 3 Way                                              0.18          0.09          0.03         (0.02)        (0.07)        (0.10)
02-1 3 Way                                              0.15          0.08          0.03         (0.02)        (0.06)        (0.09)
03-1 3 Way                                              0.14          0.07          0.02         (0.02)        (0.05)        (0.07)
                                                      ------        ------        ------        ------        ------        ------
                                                      $ 2.03        $ 1.24        $ 0.61        $ 0.10        $(0.32)       $(0.66)

TOTAL FOR 3 DIVISIONS                                $ 23.67       $ 18.44       $ 14.31       $ 10.99        $ 8.26        $ 5.98

Cash at Corp Level                                    $ 2.39        $ 2.39        $ 2.39        $ 2.39        $ 2.39        $ 2.39
NPV of W/C Loan                                         2.12          2.10          2.08          2.06          2.04          2.02
                                                      ------        ------        ------        ------        ------        ------

TOTAL FOR CONSOLIDATED BUSINESS                      $ 28.18       $ 22.93       $ 18.78       $ 15.44       $ 12.69       $ 10.39

DISCOUNTED CASH FLOW FOR DIAGNOSTICS DIVISION
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              10%          11%        12%         13%         14%          15%
                                                          -------------------------------------------------------------------------

Present Value of Levered Future                            $ 25,917    $ 25,100    $ 24,320    $ 23,576    $ 22,866    $ 22,187
Cash Flows
+
Present Value of Terminal Value       Growth      2%      $ 103,799    $ 90,967    $ 80,748    $ 72,426    $ 65,527    $ 59,719
Using Perpetuity Method               Rate:       3%        114,925      99,201      87,017      77,311      69,405      62,847
                                                  4%        129,760     109,786      94,855      83,282      74,059      66,543
                                                  5%        150,529     123,901     104,931      90,745      79,747      70,979
                                                ----
                                                            $ 4,066     $ 4,066     $ 4,066     $ 4,066     $ 4,066     $ 4,066
-
Net Debt (a)
=
Present Value of Unlevered Free                   2%        $99,733    $ 86,901    $ 76,682    $ 68,360    $ 61,460    $ 55,653
Cash Flows                                        3%        110,859      95,134      82,951      73,245      65,339      58,780
                                                  4%        125,694     105,720      90,788      79,216      69,993      62,477
                                                  5%        146,462     119,835     100,865      86,679      75,681      66,913
                                                ----

Equity Consideration Per                          2%          $7.82      $ 6.82      $ 6.02      $ 5.36      $ 4.82      $ 4.37
Share(b)                                          3%           8.70        7.46        6.51        5.75        5.13        4.61
                                                  4%           9.86        8.29        7.12        6.21        5.49        4.90
                                                  5%          11.49        9.40        7.91        6.80        5.94        5.25
                                                ----

Source: 3/4/98 projections created by management. Steady-state growth assumed in 2003 with no additional cath labs under construction. Terminal value based on levered free cash flow in 2003.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note: All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW FOR PHYSICIAN PRACTICE MANAGEMENT DIVISION
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              10%          11%        12%         13%         14%          15%
                                                          -------------------------------------------------------------------------
Present Value of Levered                                     $ (609)      $ (658)   $   (703)   $   (743)     $ (780)     $ (814)
Future Cash Flows
+
Present Value of Terminal              Growth     2%       $ 25,273     $ 21,231    $ 18,049    $ 15,491    $ 13,397    $ 11,659
Value Using Perpetuity Method          Rate:      3%         28,971       23,967      20,133      17,114      14,686      12,698
                                                  4%         33,900       27,485      22,737      19,098      16,232      13,927
                                                  5%         40,802       32,176      26,086      21,578      18,123      15,401
                                                ----

Net Debt (a)                                                $ 4,579      $ 4,579     $ 4,579     $ 4,579     $ 4,579     $ 4,579
=
Present Value of Unlevered                        2%       $ 20,694     $ 16,652    $ 13,470    $ 10,912     $ 8,818     $ 7,080
Free Cash Flows                                   3%         24,392       19,388      15,554      12,535      10,107       8,119
                                                  4%         29,321       22,906      18,158      14,519      11,653       9,348
                                                  5%         36,223       27,597      21,507      16,999      13,544      10,822
                                                ----

Equity Consideration Per                          2%         $ 1.62       $ 1.31      $ 1.06      $ 0.86      $ 0.69      $ 0.56
Share(b)                                          3%           1.91         1.52        1.22        0.98        0.79        0.64
                                                  4%           2.30         1.80        1.42        1.14        0.91        0.73
                                                  5%           2.84         2.17        1.69        1.33        1.06        0.85
                                                ----

Source: 3/4/98 projections created by management. Steady-state growth assumed in 2003 with no additional physician practice acquisitions. Terminal value based on levered free cash flow in 2003.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note: All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR MCALLEN HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                      DISCOUNT RATE
                                                              10%          11%        12%         13%         14%          15%
                                                          -------------------------------------------------------------------------

Present Value of Levered Future                            $ 26,772    $ 26,051    $ 25,361    $ 24,701    $ 24,069    $ 23,463
Cash Flows
+
Present Value of Terminal Value       Growth      2%       $ 81,674    $ 72,483    $ 65,139    $ 59,137    $ 54,142    $ 49,921
Using Perpetuity Method               Rate:       3%         89,517      78,287      69,558      62,581      56,876      52,126
for 100% of Hospital                              4%         99,975      85,749      75,083      66,789      60,156      54,731
                                                  5%        114,615      95,699      82,186      72,050      64,166      57,858
                                                ----

-
Net Debt for 100% of Hospital (a)                          $ 37,902    $ 37,902    $ 37,902    $ 37,902    $ 37,902    $ 37,902
=
Present Value of Unlevered Free                   2%       $ 22,324    $ 17,636    $ 13,891    $ 10,830     $ 8,282     $ 6,130
Cash Flows to Catawba After                       3%         26,324      20,596      16,145      12,586       9,677       7,254
Deduction of 49% Minority Interest                4%         31,657      24,402      18,962      14,733      11,350       8,583
                                                  5%         39,124      29,477      22,585      17,416      13,395      10,178
                                                ----

Equity Consideration Per Share(b)                 2%         $ 1.75      $ 1.38      $ 1.09      $ 0.85      $ 0.65      $ 0.48
                                                  3%           2.07        1.62        1.27        0.99        0.76        0.57
                                                  4%           2.48        1.91        1.49        1.16        0.89        0.67
                                                  5%           3.07        2.31        1.77        1.37        1.05        0.80
                                                ----

Source:  3/4/98 projections created by management.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note: All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR LITTLE ROCK HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              10%          11%        12%         13%         14%          15%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                            $ 42,867     $ 41,653     $ 40,492    $ 39,382    $ 38,319     $ 37,301
Cash Flows
+
Present Value of Terminal Value       Growth       2%     $ 135,063    $ 119,625    $ 107,290    $ 97,210    $ 88,820    $ 81,731
Using Perpetuity Method               Rate:        3%       148,233      129,372      114,712     102,992      93,411      85,434
for 100% of Hospital                               4%       165,794      141,903      123,989     110,060      98,920      89,809
                                                   5%       190,380      158,612      135,917     118,895     105,654      95,060
                                                 ----

-
Net Debt for 100% of Hospital (a)                          $ 50,250     $ 50,250     $ 50,250    $ 50,250    $ 50,250    $ 50,250
=
Present Value of Unlevered Free                    2%      $ 43,255     $ 35,382     $ 29,090    $ 23,949    $ 19,671    $ 16,055
Cash Flows to Catawba After                        3%        49,972       40,352       32,876      26,899      22,012      17,944
Deduction of 49% Minority Interest                 4%        58,928       46,743       37,607      30,503      24,822      20,175
                                                   5%        71,466       55,265       43,690      35,009      28,256      22,853
                                                 ----

Equity Consideration Per Share(b)                  2%        $ 3.39       $ 2.78       $ 2.28      $ 1.88      $ 1.54      $ 1.26
                                                   3%          3.92         3.17         2.58        2.11        1.73        1.41
                                                   4%          4.62         3.67         2.95        2.39        1.95        1.58
                                                   5%          5.61         4.34         3.43        2.75        2.22        1.79
                                                 ----

Source:  3/4/98 projections created by management.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR TUCSON HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              10%          11%        12%         13%         14%          15%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                            $ 10,759    $ 10,462    $ 10,177     $ 9,904     $ 9,643     $ 9,393
Cash Flows
+
Present Value of Terminal Value       Growth      2%       $ 32,497    $ 28,845    $ 25,926    $ 23,538    $ 21,550    $ 19,868
Using Perpetuity Method               Rate:       3%         35,602      31,143      27,675      24,901      22,632      20,741
for 100% of Hospital                              4%         39,742      34,098      29,863      26,568      23,931      21,773
                                                  5%         45,539      38,037      32,675      28,651      25,518      23,011
                                                ----

-
Net Debt for 100% of Hospital (a)                          $ 39,280    $ 39,280    $ 39,280    $ 39,280    $ 39,280    $ 39,280
=
Present Value of Unlevered Free                   2%       $ (3,459)   $ (5,322)   $ (6,811)   $ (8,028)   $ (9,042)   $ (9,900)
Cash Flows to Catawba After                       3%         (1,876)     (4,150)     (5,918)     (7,333)     (8,490)     (9,455)
Deduction of 49% Minority Interest                4%            236      (2,643)     (4,803)     (6,483)     (7,828)     (8,929)
                                                  5%          3,192        (634)     (3,368)     (5,421)     (7,018)     (8,297)
                                                ----

Equity Consideration Per Share(b)                 2%        $ (0.27)    $ (0.42)    $ (0.53)    $ (0.63)    $ (0.71)    $ (0.78)
                                                  3%          (0.15)      (0.33)      (0.46)      (0.58)      (0.67)      (0.74)
                                                  4%           0.02       (0.21)      (0.38)      (0.51)      (0.61)      (0.70)
                                                  5%           0.25       (0.05)      (0.26)      (0.43)      (0.55)      (0.65)
                                                ----

Source:  3/4/98 projections created by management.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR ARIZONA HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              12%          13%        14%         15%         16%          17%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                            $ 24,838    $ 23,759    $ 22,729    $ 21,745    $ 20,805    $ 19,906
Cash Flows
+
Present Value of Terminal Value       Growth      2%       $ 95,945    $ 85,318    $ 76,489    $ 69,042    $ 62,681    $ 57,188
Using Perpetuity Method for           Rate:       3%        103,846      91,474      81,376      72,984      65,903      59,851
100% of Hospital                                  4%        113,722      98,998      87,241      77,642      69,661      62,924
                                                  5%        126,420     108,402      94,409      83,231      74,102      66,509
                                                ----

-
Net Debt for 100% of Hospital (a)                          $ 48,112    $ 48,112    $ 48,112    $ 48,112    $ 48,112    $ 48,112
=
Present Value of Unlevered Free                   2%       $ 24,395    $ 18,975    $ 14,472    $ 10,674     $ 7,430     $ 4,629
Cash Flows to Catawba After                       3%         28,424      22,114      16,965      12,685       9,073       5,987
Deduction of 49% Minority Interest                4%         33,461      25,952      19,956      15,060      10,990       7,554
                                                  5%         39,937      30,748      23,611      17,911      13,255       9,382
                                                ----

Equity Consideration Per Share(b)                 2%         $ 1.91      $ 1.49      $ 1.14      $ 0.84      $ 0.58      $ 0.36
                                                  3%           2.23        1.74        1.33        1.00        0.71        0.47
                                                  4%           2.63        2.04        1.57        1.18        0.86        0.59
                                                  5%           3.13        2.41        1.85        1.41        1.04        0.74
                                                ----

Source:  3/4/98 projections created by management.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR AUSTIN HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              12%          13%        14%         15%         16%          17%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                            $(10,225)   $(10,904)   $(11,542)   $(12,144)   $(12,710)   $(13,243)
Cash Flows
+
Present Value of Terminal Value       Growth      2%       $ 30,150    $ 23,740    $ 18,447    $ 14,011    $ 10,248    $   7,021
Using Perpetuity Method for           Rate:       3%         34,636      27,204      21,173      16,191      12,014        8,469
100% of Hospital                                  4%         40,244      31,439      24,445      18,766      14,074       10,139
                                                  5%         47,453      36,732      28,443      21,857      16,509       12,087
                                                ----

-
Net Debt for 100% of Hospital (a)                          $ 14,945    $ 14,945    $ 14,945    $ 14,945    $ 14,945      $14,945

=
Present Value of Unlevered Free       Growth      2%       $  7,755    $  4,486    $  1,786    $   (476)   $ (2,396)     $(4,041)
Cash Flows to Catawba After           Rate:       3%         10,042       6,252       3,176         635      (1,495)      (3,303)
Deduction of 49% Minority Interest                4%         12,902       8,412       4,845       1,949        (444)      (2,451)
                                                  5%         16,579      11,111       6,884       3,525         798       (1,457)
                                                ----

Equity Consideration Per Share(b)                 2%         $ 0.61      $ 0.35      $ 0.14    $ (0.04)    $  (0.19)     $ (0.32)
                                                  3%           0.79        0.49        0.25       0.05        (0.12)       (0.26)
                                                  4%           1.01        0.66        0.38       0.15        (0.03)       (0.19)
                                                  5%           1.30        0.87        0.54       0.28         0.06        (0.11)
                                                -----

Source:  3/4/98 projections created by management.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR BAKERSFIELD HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              12%          13%        14%         15%         16%          17%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                           $ (15,797)  $ (16,197)  $ (16,566)  $ (16,904)  $ (17,215)  $ (17,500)
Cash Flows
+
Present Value of Terminal Value       Growth       2%      $ 23,463    $ 17,489    $ 12,595     $ 8,527     $ 5,108     $ 2,205
Using Perpetuity Method for           Rate:        3%        27,825      20,858      15,246      10,647       6,825       3,612
100% of Hospital                                   4%        33,277      24,975      18,427      13,151       8,829       5,236
                                                   5%        40,288      30,122      22,315      16,157      11,196       7,131
                                                 ----

-
Net Debt for 100% of Hospital (a)                           $ 5,100     $ 5,100     $ 5,100     $ 5,100     $ 5,100     $ 5,100
=
Present Value of Unlevered Free                    2%       $ 9,365     $ 6,318     $ 3,822     $ 1,748         $ 4    $ (1,477)
Cash Flows to Catawba After                        3%        11,590       8,036       5,174       2,829         880        (759)
Deduction of 49% Minority Interest                 4%        14,371      10,136       6,797       4,106       1,902          69
                                                   5%        17,946      12,761       8,780       5,639       3,109       1,036
                                                 ----

Equity Consideration Per Share(b)                  2%        $ 0.73      $ 0.50      $ 0.30      $ 0.14      $ 0.00     $ (0.12)
                                                   3%          0.91        0.63        0.41        0.22        0.07       (0.06)
                                                   4%          1.13        0.80        0.53        0.32        0.15        0.01
                                                   5%          1.41        1.00        0.69        0.44        0.24        0.08
                                                 ----

Source:  3/4/98 projections created by management.
(a) Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 00-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              14%          15%        16%         17%         18%          19%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                           $ (16,279)  $ (16,519)  $ (16,729)  $ (16,911)  $ (17,067)   $ (17,199)
Cash Flows
+
Present Value of Terminal Value       Growth      2%        $ 9,456     $ 5,730     $ 2,632        $ 33    $ (2,164)    $ (4,033)
Using Perpetuity Method for           Rate:       3%         11,796       7,584       4,121       1,243      (1,171)      (3,210)
100% of Hospital                                  4%         14,603       9,775       5,859       2,639         (35)      (2,278)
                                                  5%         18,035      12,405       7,912       4,269       1,275       (1,212)
                                                ----

-
Net Debt for 100% of Hospital (a)                               $ 0         $ 0         $ 0         $ 0         $ 0          $ 0
=
Present Value of Unlevered Free                   2%        $ 4,823     $ 2,922     $ 1,342        $ 17    $ (1,104)    $ (2,057)
Cash Flows to Catawba After                       3%          6,016       3,868       2,102         634        (597)      (1,637)
Deduction of 49% Minority Interest                4%          7,448       4,985       2,988       1,346         (18)      (1,162)
                                                  5%          9,198       6,326       4,035       2,177         650         (618)
                                                ----

Equity Consideration Per Share(b)                 2%         $ 0.38      $ 0.23      $ 0.11      $ 0.00     $ (0.09)     $ (0.16)
                                                  3%           0.47        0.30        0.16        0.05       (0.05)       (0.13)
                                                  4%           0.58        0.39        0.23        0.11       (0.00)       (0.09)
                                                  5%           0.72        0.50        0.32        0.17        0.05        (0.05)
                                                ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 01-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              14%          15%        16%         17%         18%          19%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                            $(14,280)   $(14,365)   $(14,422)   $(14,454)   $(14,463)    $(14,453)
Cash Flows
+
Present Value of Terminal Value       Growth       2%       $ 8,295     $ 4,983     $ 2,269        $ 28    $ (1,834)    $ (3,389)
Using Perpetuity Method for           Rate:        3%        10,347       6,595       3,553       1,062        (992)      (2,698)
100% of Hospital                                   4%        12,810       8,500       5,051       2,256         (30)      (1,914)
                                                   5%        15,820      10,787       6,821       3,648       1,080       (1,018)
                                                 ----

-
Net Debt for 100% of Hospital (a)                               $ 0         $ 0         $ 0         $ 0         $ 0          $ 0
=
Present Value of Unlevered Free                    2%       $ 4,230     $ 2,541     $ 1,157        $ 14      $ (935)    $ (1,728)
Cash Flows to Catawba After                        3%         5,277       3,363       1,812         542        (506)      (1,376)
Deduction of 49% Minority Interest                 4%         6,533       4,335       2,576       1,151         (15)        (976)
                                                   5%         8,068       5,501       3,479       1,861         551         (519)
                                                 ----

Equity Consideration Per Share(b)                  2%        $ 0.33      $ 0.20      $ 0.09      $ 0.00     $ (0.07)     $ (0.14)
                                                   3%          0.41        0.26        0.14        0.04       (0.04)       (0.11)
                                                   4%          0.51        0.34        0.20        0.09       (0.00)       (0.08)
                                                   5%          0.63        0.43        0.27        0.15        0.04        (0.04)
                                                 ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 02-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              14%          15%        16%         17%         18%          19%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                           $ (12,526)  $ (12,491)  $ (12,433)  $ (12,354)  $ (12,257)    $ (12,145)
Cash Flows
+
Present Value of Terminal Value       Growth      2%        $ 7,276     $ 4,333     $ 1,956        $ 24    $ (1,554)     $ (2,848)
Using Perpetuity Method for           Rate:       3%          9,077       5,735       3,063         908        (841)       (2,267)
100% of Hospital                                  4%         11,237       7,392       4,354       1,928         (25)       (1,608)
                                                  5%         13,877       9,380       5,880       3,118         916          (856)
                                                ----

-
Net Debt for 100% of Hospital (a)                               $ 0         $ 0         $ 0         $ 0          $ 0          $ 0
=
Present Value of Unlevered Free                   2%        $ 3,711     $ 2,210       $ 998        $ 12      $ (793)     $ (1,452)
Cash Flows to Catawba After                       3%          4,629       2,925       1,562         463        (429)       (1,156)
Deduction of 49% Minority Interest                4%          5,731       3,770       2,221         983         (13)         (820)
                                                  5%          7,077       4,784       2,999       1,590         467          (436)
                                                ----

Equity Consideration Per Share(b)                 2%         $ 0.29      $ 0.17      $ 0.08      $ 0.00     $ (0.06)      $ (0.11)
                                                  3%           0.36        0.23        0.12        0.04       (0.03)        (0.09)
                                                  4%           0.45        0.30        0.17        0.08       (0.00)        (0.06)
                                                  5%           0.56        0.38        0.24        0.12        0.04         (0.03)
                                                ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 03-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              14%          15%        16%         17%         18%          19%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                          $ (11,062)  $ (10,935) $ (10,790)   $ (10,630)    $ (10,457)    $ (10,274)
Cash Flows
+
Present Value of Terminal Value       Growth      2%       $ 6,309     $ 3,694    $ 1,614        $ (50)     $ (1,387)     $ (2,461)
Using Perpetuity Method for           Rate:       3%         7,888       4,913      2,568          705          (782)       (1,973)
100% of Hospital                                  4%         9,783       6,354      3,681        1,577           (91)       (1,419)
                                                  5%        12,099       8,083      4,997        2,594           706          (787)
                                                ----

-
Net Debt for 100% of Hospital (a)                              $ 0         $ 0        $ 0          $ 0           $ 0           $ 0
=
Present Value of Unlevered Free                   2%       $ 3,218     $ 1,884      $ 823        $ (26)       $ (707)     $ (1,255)
Cash Flows to Catawba After                       3%         4,023       2,506      1,310          360          (399)       (1,006)
Deduction of 49% Minority Interest                4%         4,989       3,241      1,877          804           (46)         (724)
                                                  5%         6,170       4,122      2,548        1,323           360          (401)
                                                ----

Equity Consideration Per Share(b)                 2%        $ 0.25      $ 0.15     $ 0.06      $ (0.00)      $ (0.06)      $ (0.10)
                                                  3%          0.32        0.20       0.10         0.03         (0.03)        (0.08)
                                                  4%          0.39        0.25       0.15         0.06         (0.00)        (0.06)
                                                  5%          0.48        0.32       0.20         0.10          0.03         (0.03)
                                                ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR DAYTON
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              12%          13%        14%         15%         16%          17%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                           $ (20,332)  $ (20,715)  $ (21,065)  $ (21,385)  $ (21,677)   $ (21,943)
Cash Flows
+
Present Value of Terminal Value       Growth       2%      $ 20,608    $ 14,414     $ 9,344     $ 5,136     $ 1,602     $ (1,394)
Using Perpetuity Method for           Rate:        3%        25,157      17,927      12,109       7,346       3,393           73
100% of Hospital                                   4%        30,844      22,221      15,426       9,958       5,482        1,767
                                                   5%        38,155      27,588      19,481      13,092       7,951        3,743
                                                 ----

-
Net Debt for 100% of Hospital (a)                             $ 492       $ 492       $ 492       $ 492       $ 492        $ 492
=
Present Value of Catawba's 33%                     2%       $ 6,638     $ 4,594     $ 2,921     $ 1,533       $ 366       $ (623)
Interest in Unlevered Free Cash                    3%         8,140       5,754       3,834       2,262         957         (138)
Flows                                              4%        10,016       7,171       4,928       3,124       1,647          421
                                                   5%        12,429       8,942       6,266       4,158       2,462        1,073
                                                 ----

Equity Consideration Per Share(b)                  2%        $ 0.52      $ 0.36      $ 0.23      $ 0.12      $ 0.03      $ (0.05)
                                                   3%          0.64        0.45        0.30        0.18        0.08        (0.01)
                                                   4%          0.79        0.56        0.39        0.25        0.13         0.03
                                                   5%          0.98        0.70        0.49        0.33        0.19         0.08
                                                 ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR ALBUQUERQUE
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              12%          13%        14%         15%         16%          17%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                           $ (18,987)  $ (19,225)  $ (19,435)  $ (19,621)  $ (19,785)  $ (19,927)
Cash Flows
+
Present Value of Terminal Value       Growth       2%      $ 19,650    $ 13,928     $ 9,263     $ 5,407     $ 2,184      $ (536)
Using Perpetuity Method for           Rate:        3%        23,943      17,243      11,872       7,493       3,874         850
100% of Hospital                                   4%        29,309      21,295      15,003       9,958       5,846       2,448
                                                   5%        36,208      26,360      18,829      12,916       8,176       4,312
                                                 ----

-
Net Debt for 100% of Hospital (a)                               $ 0         $ 0         $ 0         $ 0         $ 0         $ 0
=
Present Value of Catawba's 33%                     2%       $ 6,484     $ 4,596     $ 3,057     $ 1,784       $ 721      $ (177)
Interest in Unlevered Free Cash                    3%         7,901       5,690       3,918       2,473       1,278         280
Flows                                              4%         9,672       7,027       4,951       3,286       1,929         808
                                                   5%        11,949       8,699       6,214       4,262       2,698       1,423
                                                 ----

Equity Consideration Per Share(b)                  2%        $ 0.51      $ 0.36      $ 0.24      $ 0.14      $ 0.06     $ (0.01)
                                                   3%          0.62        0.45        0.31        0.19        0.10        0.02
                                                   4%          0.76        0.55        0.39        0.26        0.15        0.06
                                                   5%          0.94        0.68        0.49        0.33        0.21        0.11
                                                 ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR 01-1 3 WAY
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              14%          15%        16%         17%         18%          19%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                           $ (17,614)  $ (17,305) $ (16,997)   $ (16,689)   $ (16,383)   $ (16,079)
Cash Flows
+
Present Value of Terminal Value       Growth       2%       $ 4,768     $ 2,045     $ (159)    $ (1,953)    $ (3,422)    $ (4,629)
Using Perpetuity Method for           Rate:        3%         6,803       3,657      1,137         (901)      (2,558)      (3,913)
100% of Hospital                                   4%         9,244       5,563      2,648          314       (1,571)      (3,102)
                                                   5%        12,228       7,850      4,434        1,731         (432)      (2,175)
                                                 ----

-
Net Debt for 100% of Hospital (a)                               $ 0         $ 0        $ 0          $ 0          $ 0          $ 0
=
Present Value of Catawba's 33%                     2%       $ 1,573       $ 675      $ (52)      $ (645)    $ (1,129)    $ (1,527)
Interest in Unlevered Free Cash                    3%         2,245       1,207        375         (297)        (844)      (1,291)
Flows                                              4%         3,051       1,836        874          104         (518)      (1,024)
                                                   5%         4,035       2,590      1,463          571         (142)        (718)
                                                 ----

Equity Consideration Per Share(b)                  2%        $ 0.12      $ 0.05    $ (0.00)     $ (0.05)      $(0.09)    $  (0.12)
                                                   3%          0.18        0.09       0.03       (0.02)        (0.07)       (0.10)
                                                   4%          0.24        0.14       0.07         0.01        (0.04)       (0.08)
                                                   5%          0.32        0.20       0.11         0.04        (0.01)       (0.06)
                                                 ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR 02-1 3 WAY
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              14%          15%        16%         17%         18%          19%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                         $ (15,451)  $ (15,048) $ (14,652)    $ (14,264)    $ (13,884)    $ (13,512)
Cash Flows
+
Present Value of Terminal Value       Growth      2%      $ 4,182     $ 1,778     $ (137)     $ (1,670)     $ (2,900)     $ (3,890)
Using Perpetuity Method for           Rate:       3%        5,967       3,180        980          (770)       (2,168)       (3,288)
100% of Hospital                                  4%        8,109       4,837      2,283           268        (1,331)       (2,607)
                                                  5%       10,727       6,826      3,822         1,479          (366)       (1,828)
                                                ----

-
Net Debt for 100% of Hospital (a)                             $ 0         $ 0        $ 0           $ 0           $ 0           $ 0
=
Present Value of Catawba's 33%                    2%      $ 1,380       $ 587      $ (45)       $ (551)       $ (957)     $ (1,284)
Interest in Unlevered Free Cash                   3%        1,969       1,049        323          (254)         (715)       (1,085)
Flows                                             4%        2,676       1,596        753            88          (439)         (860)
                                                  5%        3,540       2,253      1,261           488          (121)         (603)
                                                ----

Equity Consideration Per Share(b)                 2%       $ 0.11      $ 0.05    $ (0.00)      $ (0.04)      $ (0.08)      $ (0.10)
                                                  3%         0.15        0.08       0.03         (0.02)        (0.06)        (0.09)
                                                  4%         0.21        0.13       0.06          0.01         (0.03)        (0.07)
                                                  5%         0.28        0.18       0.10          0.04         (0.01)        (0.05)
                                                ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR 03-1 3 WAY
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            DISCOUNT RATE
                                                              14%          15%        16%         17%         18%          19%
                                                          -------------------------------------------------------------------------
Present Value of Levered Future                          $ (13,553)  $ (13,085)  $ (12,631)   $ (12,192)   $ (11,766)   $ (11,354)
Cash Flows
+
Present Value of Terminal Value       Growth      2%       $ 3,669     $ 1,546      $ (118)    $ (1,427)    $ (2,458)    $ (3,269)
Using Perpetuity Method for           Rate:       3%         5,234       2,765         845         (658)      (1,837)      (2,763)
100% of Hospital                                  4%         7,113       4,206       1,968          229       (1,128)      (2,191)
                                                  5%         9,409       5,936       3,295        1,264        (310)       (1,536)
                                                ----

-
Net Debt for 100% of Hospital (a)                              $ 0         $ 0         $ 0          $ 0          $ 0          $ 0
=
Present Value of Catawba's 33%                    2%       $ 1,211       $ 510       $ (39)      $ (471)      $ (811)    $ (1,079)
Interest in Unlevered Free Cash                   3%         1,727         913         279         (217)        (606)        (912)
Flows                                             4%         2,347       1,388         649           76         (372)        (723)
                                                  5%         3,105       1,959       1,087          417         (102)        (507)
                                                ----

Equity Consideration Per Share(b)                 2%        $ 0.09      $ 0.04     $ (0.00)     $ (0.04)     $ (0.06)     $ (0.08)
                                                  3%          0.14        0.07        0.02        (0.02)       (0.05)       (0.07)
                                                  4%          0.18        0.11        0.05         0.01        (0.03)       (0.06)
                                                  5%          0.24        0.15        0.09         0.03        (0.01)       (0.04)
                                                ----

Source:  3/4/98 projections created by management.
(a)  Net debt at end of Q2 '98
(b) Per share calculations based on a total of 12,746,032 fully diluted shares outstanding.
Note:  All future cash flows discounted to end of Q2 '98

                                   EXHIBIT 5

COMMON STOCK COMPARISON OF SELECTED HOSPITAL COMPANIES
($USMM, EXCEPT PER SHARE DATA)

                                   SHARE PRICE               MARKET CAPITALIZATION
                               --------------------  -------------------------------------
                                            % OF
                                           52-WEEK                            ADJUSTED
COMPANY (A)                     7/1/98       HIGH      EQUITY     LEVERED     LEVERED (B)
------------------------------------------------------------------------------------------

Columbia/HCA (f)               $ 30.06      74.3%    $ 18,715     $ 27,577      $ 27,577
Health Management Associates     33.50      96.4        5,602        5,691         5,871
Paracelsus Healthcare (g)         3.00      35.3          165          642           847
Quorum Health Group              27.13      80.2        2,044        2,702         2,879
Tenet Healthcare (e)             31.50      76.9        9,710       15,329        17,353
Universal Health Services        58.50      97.9        1,911        2,328         2,654
------------------------------------------------------------------------------------------
MEAN                                        76.9%
MEDIAN                                      78.6%
==========================================================================================

COMMON STOCK COMPARISON OF SELECTED HOSPITAL COMPANIES (CONTINUED)
($USMM, EXCEPT PER SHARE DATA)

                                        LEVERED MARKET CAP. AS A MULTIPLE OF LTM
                               ---------------------------------------------------------
                                                       1998E
COMPANY (A)                      SALES     EBITDAR    EBITDAR (C)     EBITDA      EBIT
----------------------------------------------------------------------------------------

Columbia/HCA (f)                  1.5 x     11.2 x        N.A.        11.2 x     22.7 x
Health Management Associates      5.7       21.2         19.7         23.1       27.9
Paracelsus Healthcare (g)         1.0        6.8          N.A.         9.4       16.9
Quorum Health Group               1.7        8.6          8.4          9.3       13.2
Tenet Healthcare (e)              1.6        7.6          7.4          8.8       11.7
Universal Health Services         1.5        8.9          8.0         10.5       17.3
----------------------------------------------------------------------------------------
MEAN                             2.2X       10.7 X       10.9 X       12.0 X     18.3 X
MEDIAN                           1.5         8.8          8.2         10.0       17.1
========================================================================================



                                       P/E(d)                 PE/5-YEAR GROWTH(d)                  LTM MARGINS
                                  ----------------            -------------------  -------------------------------------------
                                                      5-YEAR                                   1998E
COMPANY (A)                        1998E     1999E    GROWTH    1998E    1999E     EBITDAR    EBITDAR(C)    EBITDA      EBIT
------------------------------------------------------------------------------------------------------------------------------

Columbia/HCA (f)                    22.3x    16.9x     12.0%     1.9x      1.4x      13.2%        N.A.       13.2%       6.5%
Health Management Associates        39.4     29.5      25.0      1.6       1.2       26.9        29.0        24.7       20.5
Paracelsus Healthcare (g)           60.0     20.0      20.0      3.0       1.0       14.5         N.A.       10.5        5.8
Quorum Health Group                 18.8     15.8      18.0      1.0       0.9       19.8        20.5        18.4       13.0
Tenet Healthcare (e)                16.6     16.4      16.5      1.0       1.0       20.7        21.5        18.1       13.5
Universal Health Services           23.9     20.2      19.0      1.3       1.1       16.7        18.5        14.1        8.6
------------------------------------------------------------------------------------------------------------------------------
MEAN                                30.2 X   19.8X     18.4%     1.6X      1.1X      18.6%       22.4%       16.5%      11.3%
MEDIAN                              23.1     18.4      18.5      1.4       1.0       18.3        21.0        16.1       10.8
------------------------------------------------------------------------------------------------------------------------------

(a) Excludes extraordinary charges/non-recurring items. Interest expense is net of investment income.
(b) Adjusted levered market capitalization = equity market capitalization + net debt + 8*rent.
(c) Based on projections from GS Research (2/27/98),GS Research (1/26/98), GS Research (1/28/98), and GS Research (3/31//98). Rent (if estimate is not available) is projected at 4% above LTM figure.
(d) Based on IBES median earnings estimates as of 6/24/98.
(e) The acquisition of OrNda on January 30, 1997 was accounted for as a pooling-of-interests. Charges related to the merger have been excluded.
(f) Columbia is currently undergoing an internal operating reorganization and is valuating alternatives including asset divestitures to third parties and spin-offs.
(g) LTM figures have been restated to correct for accounting errors and irregularities at pre-merger Paracelsus.

COMMON STOCK COMPARISON OF SELECTED HOSPITAL COMPANIES
($USMM, EXCEPT PER SHARE DATA)

                                                                                                                      ADJ.
                                                           NET DEBT/   ADJ. NET DEBT/                   ADJ.        NET DEBT/
                                 NET DEBT/     PRICE/       LEVERED      ADJ. LEV.      NET DEBT/    NET DEBT/       1998E
COMPANY (A)                      BOOK CAP.   BOOK VALUE    MKT. CAP.   MKT. CAP. (B)     EBITDA      EBITDAR      EBITDAR (C)
------------------------------------------------------------------------------------------------------------------------------

Columbia/HCA                        51.6%       2.5x         32.1%         32.1%          3.6x          3.6x          N.A.
Health Management Associates        11.1        7.9           1.6           4.6           0.4           1.0           0.9
Paracelsus Healthcare               91.8        3.9          74.3          80.5           6.9           7.2           N.A.
Quorum Health Group                 51.5        3.5          24.3          29.0           2.3           2.7           2.6
Tenet Healthcare                    53.0        2.6          36.7          44.0           3.2           3.8           3.7
Universal Health Services           41.1        3.2          17.9          28.0           1.9           2.8           2.6
------------------------------------------------------------------------------------------------------------------------------
MEAN                                50.0%       3.9X         31.1%         36.4%          3.0X          3.5X          2.4X
MEDIAN                              51.6        3.3          28.2          30.6           2.7           3.2           2.6
==============================================================================================================================



COMMON STOCK COMPARISON OF SELECTED HOSPITAL COMPANIES (CONTINUED)
($USMM, EXCEPT PER SHARE DATA)

                                                                                                               (1998E
                                                                                     1998E      (EBITDAR-      EBITDAR-
                                              EBITDA/     (EBITDA-     EBITDAR/     EBITDAR/     CAP. EX.)/   CAP. EX.)/
                               TOTAL DEBT/     TOTAL      CAP.EX.)/   (INTEREST +  (INTEREST +  (INTEREST +  (INTEREST +
COMPANY (A)                      EBITDAR    INTEREST (D)  INTEREST       RENT)        RENT)        RENT)        RENT)
------------------------------------------------------------------------------------------------------------------------------
Columbia/HCA                       3.6 x        4.6 x        2.0 x        4.6 x      N.A.            2.0 x         N.A.
Health Management Associates       0.3         74.5         58.7         10.4       11.2             8.4           9.1
Paracelsus Healthcare              5.3          1.4          1.1          1.3        N.A.            1.1           N.A.
Quorum Health Group                2.1          7.0          3.7          4.9        5.0             2.7           2.9
Tenet Healthcare                   2.9          3.9          2.7          2.8        3.0             2.1           2.2
Universal Health Services          1.6         10.6          4.9          4.3        4.7             2.3           2.8
------------------------------------------------------------------------------------------------------------------------------
MEAN                               2.6 X       17.0 X       12.2 X        4.7 X      6.0 X           3.1 X         4.3 X
MEDIAN                             2.5          5.8          3.2          4.4        4.9             2.2           2.8
------------------------------------------------------------------------------------------------------------------------------

(a) Excludes extraordinary charges/non-recurring items. Interest expense is net of investment income.
(b) Adjusted net debt = net debt + 8* rent. Adjusted levered market capitalization = equity market capitalization + net debt + 8* rent.
(c) Based on projections from GS Research (2/27/98),GS Research (1/26/98), GS Research (1/28/98) and GS Research (3/31/98).
(d) Interest expense is net of interest and investment income.
(e) LTM figures have been restated to correct for accounting errors and irregularities at pre-merger Paracelsus.

COMMON STOCK COMPARISON OF SELECTED PHYSICIAN
PRACTICE MANAGEMENT COMPANIES
($MM, EXCEPT PER SHARE DATA)

                                                                                    LEVERED MARKET CAP AS A MULTIPLE OF
                                                                                    ------------------------------------
                          STOCK    PRICE AS                                 SALES                EBITDA                EBIT
                          PRICE    % OF 52-     EQUITY       LEVD.      -------------        --------------      ----------------
                          AS OF      WEEK         MKT.        MKT.                 LQ
COMPANY                   7/1/98     HIGH         CAP.        CAP.      LTM       ANN        LTM     LQ ANN      LTM      LQ ANN
---------------------------------------------------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health
  Corporation             $ 4.78     16.9 %     $    48     $     5     0.1 x     0.0 x      0.4 x     0.3 x     0.5 x     0.4 x
  Coastal Physician
  Group                     0.88     32.0%           33         110     0.3       0.3        N.M.      N.M       N.M       N.M
  FPA Medical
  Management                1.13      2.8%           54         387     0.3       0.2        4.6       6.4       7.0      15.3
  Med Partners              7.88     24.6%        1,559       2,995     0.5       0.4       26.6      17.5       N.M.     53.1
  PhyCor                   17.00     48.9%        1,137       1,605     1.3       1.2        8.4       7.5      12.9      11.5
  PhyMatrix                 8.88     52.2%          296         384     1.0       0.9        7.4       6.5       9.8       8.5
  Sheridan Healthcare      12.00     68.6%           95         141     1.4       1.3        9.6       8.1       0.0      10.2
---------------------------------------------------------------------------------------------------------------------------------
HIGH                                 68.6%                              1.4 X     1.3 X     26.6 X    17.5 X    12.9 X    53.1 X
LOW                                   2.8%                              0.1       0.0        0.4       0.3       0.0       0.4
MEAN                                 35.2%                              0.7       0.6        9.9       7.7       6.1      16.5
MEDIAN                               32.0%                              0.5       0.4        7.9       7.0       7.0      10.8
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                 $ 18.25    90.1%        $ 215       $ 360     2.4 X     1.8 X      9.6 X     7.3 X    18.8 X    13.4 X
  American Oncology
   Resources              $ 12.63    66.5%        $ 409       $ 611     1.7 x     1.5 x      9.4 x     8.2 x    12.4 x    10.9 x
  Apogee                    2.31     49.9%           23          37     0.6       0.6       18.8       N.M.      N.M.      N.M.
  Complete
  Management                4.00     19.9%           56         129     1.8       1.7        6.0       6.1       8.5       9.3
  EquiMed                   5.38     21.4%           24          43     0.5       0.5        1.0       2.1       1.1       2.8
  Concentra Managed
   Care                    24.31     61.2%        1,138       1,341     2.7       2.3       16.9      12.3      19.7      15.4
  Omega Health Systems      6.50     70.3%           57          77     0.8       0.7       10.1       7.8      14.3      11.2
  Orthodontic Centers of
   America                 20.50     85.2%          976         985     7.6       6.5       20.9      17.5      24.3      20.4
  Pediatrix Medical Group  36.88     73.1%          562         561     4.2       3.5       13.4      12.1      15.4      14.2
  Physician Reliance                                                                                           .
   Network                 11.50     76.7%          585         647     1.9       1.8       33.4       9.1       N.M      13.5
  Physician Resource
   Group                    4.56     39.0%          136         286     0.7       0.7        8.9       6.8      44.3      18.4
  Specialty Care Network    6.63     47.3%          118         156     2.5       2.0        9.4       7.0      11.7       8.9
---------------------------------------------------------------------------------------------------------------------------------
  HIGH                               90.1%                              7.6 X     6.5 X     33.4X     17.5 X    44.3 X    20.4 X
  LOW                                19.9%                              0.5       0.5        1.0       2.1       1.1       2.8
  MEAN                               58.4%                              2.3       2.0       13.1       8.8      17.1      12.6
  MEDIAN                             63.8%                              1.8       1.8        9.8       7.8      14.9      13.4
---------------------------------------------------------------------------------------------------------------------------------

CEXOMMON STOCK COMPARISON OF SELECTED PHYSICIAN
PRACTICE MANAGEMENT COMPANIES (CONTINUED)
($MM, EXCEPT PER SHARE DATA)


                                                IBES     CAL./P/E TO GROWTH
                          CAL./P/E MULTIPLE      L-T             RATE          MKT./
                                               GROWTH                          BOOK
COMPANY                     1998E    1999E      RATE       1998E     1999E     VALUE
-------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health
  Corporation               4.6 x     3.4 x     30.0 %     0.2 x     0.1 x     0.5 x
  Coastal Physician
  Group                     N.M       N.A       N.A.       N.M.      N.M.      N.M
  FPA Medical
  Management                5.4       2.0       30.0%      0.2       0.1       0.3
  Med Partners             39.4      12.1       20.0%      2.0       0.6      22.8
  PhyCor                   17.3      13.5       30.0%      0.6       0.4       1.5
  PhyMatrix                10.2       7.6       25.0%      0.4       0.3       1.8
  Sheridan Healthcare      15.4      12.4       25.0%      0.6       0.5       1.5
-------------------------------------------------------------------------------------
HIGH                       39.4 X    13.5 X     30.0%      2.0 X     0.6 X     22.8 x
LOW                         4.6       2.0       20.0%      0.2       0.1        0.3
MEAN                       15.4       8.5       26.7%      0.7       0.3        4.7
MEDIAN                     12.8       9.8       27.5%      0.5       0.4        1.5
-------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                  27.2 X    21.7 X     22.5%      1.2 X     1.0 X      1.5 x
  American Oncology
   Resources               19.7 x    15.2 x     30.0%      0.7 x     0.5 x      1.5 x
  Apogee                    9.2       N.A.      10.0%      0.9       N.M.       5.3
  Complete
  Management                5.3       4.2       30.0%      0.2       0.1        0.4
  EquiMed                   1.9       N.A.      N.A.       N.M.      N.M.       1.0
  Concentra Managed
   Care                    21.7      16.5       30.0%      0.7       0.6        5.6
  Omega Health Systems     18.1      13.3       32.5%      0.6       0.4        2.0
  Orthodontic Centers of
   America                 29.3      21.6       35.0%      0.8       0.6        4.8
  Pediatrix Medical Group  21.6      17.4       30.0%      0.7       0.6        3.3
  Physician Reliance
   Network                 20.9      17.4       26.0%      0.8       0.7        1.9
  Physician Resource
   Group                   50.7      17.5       15.0%      3.4       1.2        0.5
  Specialty Care Network   13.3      10.7       30.0%      0.4       0.4        1.6
-------------------------------------------------------------------------------------
  HIGH                     50.7 X    21.7 X     35.0%      3.4 X     1.2 X      5.6 X
  LOW                       1.9       4.2       10.0%      0.2       0.1        0.4
  MEAN                     19.9      15.6       26.5%      0.9       0.6        2.5
  MEDIAN                   20.3      17.0       30.0%      0.7       0.6        1.8
-------------------------------------------------------------------------------------

COMMON STOCK COMPARISON OF SELECTED PHYSICIAN
PRACTICE MANAGEMENT COMPANIES
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)(A)
                                                    MARGINS                               GROWTH
                                    ----------------------------------------        -------------------
                                        EBITDA                   EBIT               IBES         EPS
                                    ----------------       -----------------        LONG-
                                    LTM         LQ          LTM         LQ          TERM      '99E/'98E
--------------------------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health Corporation       14.2%       14.7%       11.6%       11.8%       30.0%        33.3%
  Coastal Physician Group           N.M.        N.M.         N.M.        N.M.        N.A.        N.A.
  FPA Medical Management            6.7%        3.8%         4.4%        1.6%       30.0%       166.7%
  Med Partners                      1.7%        2.5%         N.M.        0.8%       20.0%       225.0%
  PhyCor                            16.1%       10.0%       10.5%        4.4%       30.0%       28.6%
  PhyMatrix                         13.9%       14.6%       10.5%       11.1%       25.0%       34.9%
  Sheridan Healthcare               14.2%       15.8%       11.1%       12.5%       25.0%       24.4%
--------------------------------------------------------------------------------------------------------
         HIGH                       16.1%       15.8%       11.6%       12.5%       30.0%       225.0%
         LOW                        1.7%        2.5%         4.4%        0.8%       20.0%       24.4%
         MEAN                       11.1%       10.2         9.6%        7.0%       26.7%       85.5%
         MEDIAN                     14.1%       12.3%       10.5%        7.7%       27.5%       34.1%
--------------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                           24.8%       23.6%       12.6%       11.8%       22.5%       25.4%
  American Oncology Resources       18.4%       18.4%        14.0%      13.9%       30.0%       29.7%
  Apogee                            3.0%        3.0%         N.M.        N.M.       10.0%        N.A.
  Complete Management               29.3%       28.4%       20.6%       18.7%       30.0%       26.7%
  EquiMed                           54.8%       23.7%       47.9%       17.8%        N.A.        N.A.
  Concentra Managed Care            15.9%       18.7%       13.7%       15.0%       30.0%       31.3%
  Omega Health Systems              7.7%        8.7%         5.4%        6.0%       32.5%       36.1%
  Orthodontic Centers of America    36.2%       37.3%       31.2%       32.0%       35.0%       35.7%
  Pediatrix Medical Group           31.3%       28.5%       27.2%       24.4%       30.0%       24.0%
  Physician Reliance Network        5.8%        19.7%        N.M.       13.3%       26.0%       20.0%
  Physician Resource Group           7.8%       10.5%        1.6%        3.8%       15.0%       188.9%
  Specialty Care Network            26.8%       28.9%       21.5%       22.8%       30.0%       24.0%
--------------------------------------------------------------------------------------------------------
         HIGH                       54.8%       37.3%       47.9%       32.0%       35.0%       188.9%
         LOW                        3.0%        3.0%         1.6%        3.8%       10.0%       20.0%
         MEAN                       21.8%       20.8%       19.6%       16.3%       26.5%       44.2%
         MEDIAN                     21.6%       21.7%       17.3%       15.0%       30.0%       28.2%
--------------------------------------------------------------------------------------------------------

COMMON STOCK COMPARISON OF SELECTED PHYSICIAN
PRACTICE MANAGEMENT COMPANIES (CONTINUED)
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)(A)

                                                                               TOTAL DEBT/EBITDA
                                                                               -----------------
                                    NET DEBT/     TOT. DEBT/   TOTAL DEBT/
                                    BK. EQUITY    TOTAL CAP.    MKT. CAP.       LTM      LQ ANN
------------------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health Corporation           N.M.          0.0%          N.M.        0.0 x       N.M.
  Coastal Physician Group               N.M.        558.4%        70.8%         N.M.        N.M.
  FPA Medical Management               155.9%        61.8%        86.6%         4.1         5.7
  Med Partners                        2095.7%        96.0%        51.2%        14.5         9.6
  PhyCor                                63.6%        41.0%        31.1%         2.7         4.0
  PhyMatrix                             53.4%        44.1%        30.4%         2.5         2.2
  Sheridan Healthcare                   73.4%        42.8%        33.1%         3.2         2.7
------------------------------------------------------------------------------------------------
         HIGH                         2095.7%       558.4%        86.6%        14.5 x       9.6 x
         LOW                            53.4%         0.0%        30.4%         0.0         2.2
         MEAN                          488.4%       120.6%        50.5%         4.5         4.8
         MEDIAN                         73.4%        44.1%        42.2%         2.9         4.0
------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                              103.4%        52.9%        43.2%         4.3 x       1.9 x
  American Oncology Resources           72.5%        42.3%        33.3%         3.1 x       2.8 x
  Apogee                               318.0%        78.4%        40.5%         8.0         8.6
  Complete Management                   60.6%        39.3%        60.0%         3.9         4.0
  EquiMed                               76.1%        46.6%        48.4%         0.5         0.4
  Concentra Managed Care                98.9%        59.3%        20.8%         3.8         2.7
  Omega Health Systems                  68.5%        46.6%        31.2%         3.4         2.6
  Orthodontic Centers of America         4.4%         6.2%         1.3%         0.3         0.2
  Pediatrix Medical Group                N.M.         1.6%         0.5%         0.1         0.1
  Physician Reliance Network            21.8%        18.4%        10.4%         3.5         1.0
  Physician Resource Group              56.0%        38.4%        55.0%         5.2         3.9
  Specialty Care Network                52.6%        42.3%        31.0%         3.2         2.4
------------------------------------------------------------------------------------------------
         HIGH                          318.0%        78.4%        60.0%         8.0 x       8.6 x
         LOW                             4.4%         1.6%         0.5%         0.1         0.1
         MEAN                           84.8%        39.3%        31.3%         3.3         2.5
         MEDIAN                         68.5%        42.3%        32.3%         3.4         2.5
------------------------------------------------------------------------------------------------


COMMON STOCK COMPARISON OF SELECTED PHYSICIAN
PRACTICE MANAGEMENT COMPANIES
($MM, EXCEPT PER SHARE DATA)
                                       SALES                 EBITDA                  D&A                  EBIT
                                  ----------------      -----------------      ----------------     ----------------
                                  LTM       LQ ANN       LTM       LQ ANN      LTM       LQ ANN     LTM       LQ ANN
---------------------------------------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health Corporation     $ 75.2     $ 96.8     $ 10.7      $14.3      $ 2.0      $ 2.8     $ 8.8     $ 11.4
  Coastal Physician Group          388.0      351.5      (53.8)     (10.8)       6.3        0.0     (60.1)     (10.8)
  FPA Medical Management         1,263.7    1,568.9       84.4       60.3       29.4       34.9      55.0       25.4
  Med Partners                   6,592.3    6,972.4      112.5      171.0      122.5      114.6      (9.9)      56.4
  PhyCor                         1,191.6    1,290.8      191.6      212.9       67.0       72.7     124.6      140.2
  PhyMatrix                        372.0      405.4       51.8       59.2       12.8       14.3      39.1       44.9
  Sheridan Healthcare              103.3      110.7       14.6       17.5        3.1        3.7      11.5       13.8
---------------------------------------------------------------------------------------------------------------------
         HIGH                  $ 6,592.3  $ 6,972.4    $ 191.6    $ 212.9                         $ 124.6    $ 140.2
         LOW                        75.2       96.8      (53.8)     (10.8)                          (60.1)     (10.8)
         MEAN                    1,426.6    1,542.4       58.8       74.9                            24.1       40.2
         MEDIAN                    388.0      405.4       51.8       59.2                            11.5       25.4
---------------------------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                        $ 151.9    $ 198.9     $ 37.7     $ 49.2     $ 18.6     $ 22.4    $ 19.1     $ 26.8
  American Oncology Resources    $ 352.4    $ 403.8     $ 65.0     $ 74.2     $ 15.6     $ 18.0    $ 49.4     $ 56.2
  Apogee                            66.3       61.6        2.0        1.9        3.2        2.4      (1.2)      (0.6)
  Complete Management               73.7       74.2       21.5       21.1        6.4        7.2      15.2       13.9
  EquiMed                           79.8       95.2       43.7       20.2        5.5        4.9      38.2       15.4
  Concentra Managed Care           497.4      582.2       79.1      108.7       11.0       21.6      68.1       87.1
  Omega Health Systems              99.4      113.1        7.6        9.8        2.2        3.0       5.4        6.8
  Orthodontic Centers of America   130.1      150.8       47.1       56.2        6.5        8.0      40.5       48.2
  Pediatrix Medical Group          133.7      161.9       41.9       46.2        5.4        6.8      36.4       39.5
  Physician Reliance Network       335.2      362.1       19.4       71.5       22.0       23.5      (2.6)      48.0
  Physician Resource Group         414.4      405.1       32.4       42.3       25.9       26.8       6.5       15.6
  Specialty Care Network            61.6       77.0       16.5       22.3        3.2        4.7      13.3       17.5
---------------------------------------------------------------------------------------------------------------------
  HIGH                           $ 497.4    $ 582.2     $ 79.1    $ 108.7                          $ 68.1    $  87.1
  LOW                               61.6       61.6        2.0        1.9                            (2.6)      (0.6)
  MEAN                             204.0      226.1       34.2       43.1                            24.5       31.6
  MEDIAN                           130.1      150.8       32.4       42.3                            15.2       17.5
---------------------------------------------------------------------------------------------------------------------


COMMON STOCK COMPARISON OF SELECTED PHYSICIAN
PRACTICE MANAGEMENT COMPANIES (CONTINUED)
($MM, EXCEPT PER SHARE DATA)
                                        EPS
                                 -----------------         BK.      TOTAL
                                 1998E       1999E       EQUITY     DEBT        CASH      NET DEBT
--------------------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health Corporation    $ 1.05      $ 1.40      $ 96.0     $  0.0      $26.5      $(26.5)
  Coastal Physician Group         (0.29)        N.A.      (66.0)      80.4        0.9        79.5
  FPA Medical Management           0.21        0.56       213.9      346.0       12.4       333.5
  Med Partners                     0.20        0.65        68.5    1,634.9      199.1     1,435.7
  PhyCor                           0.98        1.26       737.0      512.4       43.8       468.6
  PhyMatrix                        0.87        1.17       164.3      129.6       41.8        87.7
  Sheridan Healthcare              0.78        0.97        62.9       47.1        0.9        46.2
--------------------------------------------------------------------------------------------------
         HIGH                                           $ 737.0  $ 1,634.9    $ 199.1   $ 1,435.7
         LOW                                              (66.0)       0.0        0.9       (26.5)
         MEAN                                             182.4      392.9       46.5       346.4
         MEDIAN                                            96.0      129.6       26.5        87.7
--------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                        $ 0.67      $ 0.84     $ 145.6    $ 163.5     $ 12.9     $ 150.5
  American Oncology Resources    $ 0.64      $ 0.83     $ 278.0    $ 204.2      $ 2.8    $  201.4
  Apogee                           0.25        N.A.        4.4        15.9        1.9        14.0
  Complete Management              0.75        0.95      130.5        84.3        5.2        79.1
  EquiMed                          2.87        N.A.       25.7        22.4        2.9        19.6
  Concentra Managed Care           1.12        1.47      205.1       298.4       95.7       202.7
  Omega Health Systems             0.36        0.49       29.5        25.7        5.5        20.2
  Orthodontic Centers of America   0.70        0.95      201.3        13.2        4.3         9.0
  Pediatrix Medical Group          1.71        2.12      170.4         2.7        2.9        (0.2)
  Physician Reliance Network       0.55        0.66      302.0        68.2        2.5        65.7
  Physician Resource Group         0.09        0.26      267.9       166.9       16.9       150.0
  Specialty Care Network           0.50        0.62       72.3        52.9       14.9        38.0
--------------------------------------------------------------------------------------------------
  HIGH                                                 $ 302.0     $ 298.4     $ 95.7     $ 202.7
  LOW                                                      4.4         2.7        1.9        (0.2)
  MEAN                                                   153.4        86.8       14.1        72.7
  MEDIAN                                                 170.4        52.9        4.3        38.0
--------------------------------------------------------------------------------------------------

                                   EXHIBIT 6

COMPARISON OF SELECTED ACQUISITIONS IN THE HOSPITAL INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                     MULTIPLE OF
                                                                                       EQUITY         MULTIPLE OF ENTERPRISE VALUE
DATE                                         CONSIDERATION PER         LEVERED        VALUE LTM    ---------------------------------
ANNOUNCED          ACQUIROR/TARGET                 SHARE            CONSIDERATION    NET INCOME    LTM SALES   LTM EBIT  LTM EBITDA
====================================================================================================================================

May-98      Hospital consortium/           N.A.                        $1,214             N.A.        1.5 x       N.A.        9.8x
            Columbia/HCA (hospitals)
May-98      HealthSouth/National           $30.50 per share in            578            42.9         5.2        18.9        15.2
            Surgery Centers                stock (exchange
                                           ratio must be
                                           between 0.8714 and
                                           1.1509)
Apr-98      HealthSouth/Columbia/HCA       N.A.                           550             N.A.        N.A.        N.A.        N.A.
            (outpatient surgery
            centers)
Jan-97      Tenet Healthcare Corp./        N.A.                           134             N.A.        0.5         N.A.        N.A.
            Deaconess Incarnate Word
Oct-96      Tenet Healthcare Corp./        1.35 shares ($29.87          2,876            19.0         1.4        12.5         8.4
            OrNda HealhCorp                implied value)
Jul-96      Community Health Systems/      1.0 shares ($52.00           1,267             N.M.        2.2        24.0        14.3
            Forstmann Little & Co.         implied value)
Apr-96      Paracelsus Healthcare/         1.0 share ($8.50               392             N.M.        0.9        14.0         7.0
            Champion Healthcare            implied value)
Oct-94      Columbia/HCA Healthcare/       0.88 shares ($37.62          5,084            19.7         1.8        12.7         9.0
            HealthTrust                    implied value)
Sep-94      National Medical               0.42 shares and              3,300            13.9         1.4        10.1         6.8
            Enterprises/ American          $19.00 cash ($25.83
            Medical Holdings(c)            implied value)
Jan-94      HealthTrust/EPIC               $7.00 cash                   1,004             N.M.        1.0        15.4         8.2
            Healthcare Group


COMPARISON OF SELECTED ACQUISITIONS IN THE HOSPITAL INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                               PREMIUM
DATE                                         OVER MARKET
ANNOUNCED             ACQUIROR/TARGET          VALUE (A)               BUSINESS OF ACQUIRED COMPANY
============================================================================================================

May-98         Hospital consortium/                N.A.          22 facilities in Columbia's Atlantic Group
               Columbia/HCA (hospitals)                          spanning 8 markets in 4 states.
May-98         HealthSouth/National               27.1%          Operates a network of 40 freestanding
               Surgery Centers                                   ambulatory surgery centers in 14 states.
Apr-98         HealthSouth/Columbia/HCA            N.A.          34 outpatient surgery centers.
               (outpatient surgery
               centers)
Jan-97         Tenet Healthcare Corp./             N.A.          Owns and operates a 1,327-bed health
               Deaconess Incarnate Word                          system which includes 3 acute care
                                                                 hospitals and related ___________.
Oct-96         Tenet Healthcare Corp./            16.5%          OrNda is a provider of inpatient and out-
               OrNda HealhCorp                                   patient services in 15 states.  As of
                                                                 8/31/96, the co. _________.
Jul-96         Community Health Systems/           N.A.          The company owns and operates medical
               Forstmann Little & Co.                            clinics and acute care hospitals that are
                                                                 the principal providers of healthcare
                                                                 services in non-urban communities.
Apr-96         Paracelsus Healthcare/              N.M.          Champion is an operator and owner of acute
               Champion Healthcare                               care and specialty care hospitals with a
                                                                 total of 722 licensed beds in Texas, Utah
                                                                 and Virginia and two psychiatric
                                                                 hospitals with a total of 219 beds
                                                                 in Missouri and Louisiana.
Oct-94         Columbia/HCA Healthcare/           28.0%          One of the largest providers of health
               HealthTrust                                       care services in the United States,
                                                                 delivering inpatient, outpatient and
                                                                 other health care services.  As of October
                                                                 31, 1994, Health Trust operated 116 acute
                                                                 care hospitals, all of which were owned or
                                                                 leased.
Sep-94         National Medical                    9.9%          The company owns and operates
               Enterprises/ American                             approximately 36 acute care hospitals and
               Medical Holdings(c)                               one psychiatric hospital across 13 states,
                                                                 offering a variety of inpatient and
                                                                 outpatient services such as
                                                                 medical/surgical, obstetric,
                                                                 diagnostic, specialty and home
                                                                 health care.
Jan-94         HealthTrust/EPIC                    N.A.          Healthcare service provider which owns and
               Healthcare Group                                  operates 34 acute care hospitals and
                                                                 related healthcare businesses. EPIC's
                                                                 hospitals offer inpatient,
                                                                 outpatient and other specialty
                                                                 services and are located primarily
                                                                 in the southern and western U.S.


COMPARISON OF SELECTED ACQUISITIONS IN THE HOSPITAL INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                     MULTIPLE OF
                                                                                       EQUITY         MULTIPLE OF ENTERPRISE VALUE
DATE                                         CONSIDERATION PER         LEVERED        VALUE LTM    ---------------------------------
ANNOUNCED          ACQUIROR/TARGET                 SHARE            CONSIDERATION    NET INCOME    LTM SALES   LTM EBIT  LTM EBITDA
====================================================================================================================================

Dec-93      OrNda HealthCorp/Summit        0.2157 OrNda shares           $354            13.6x        0.7x        7.7x      5.3x
            Health Ltd.                    and $5.50 cash
                                           ($8.25 implied
                                           value)
Nov-93      OrNda HealthCorp/American      0.6 OrNda shares               397            18.7         1.2        14.9       8.8
            Healthcare Management          ($8.70 implied
                                           value)
Oct-93      Columbia Healthcare            1.05 Columbia                7,589            16.1         1.5         9.4       7.1
            Corp./                         shares ($31.76
            HCA-Hospital Corp. of          implied value)
            America
Oct-93      Quorum Health Group/           N.A.                           340             N.A.        1.0         N.A.      5.0
            10 Hospitals of Charter
            Medical Corp.
Jun-93      Columbia Hospital Corp./       0.775 share of               3,188            12.2         1.1         9.5       6.1
            Galen Health Care              Columbia Hospital
                                           Common ($19.96)
Jul-89      IMA Holdings Corp./            $26.50 cash                  3,135            32.2         1.1        11.9       6.7
            American Medical
            International
Mar-89      Management group/              $43.00 cash plus             3,637            15.5         1.4         9.6       6.9
            Hospital Corporation of        $6.00 principal
            America (c)                    amount of
                                           subordinated
                                           debentures plus
                                           0.167 share of pay
                                           in-kind

                                             ------------------------------------------------------------------------------------
                                             HIGH                      $7,589            42.9 X       5.2 X      24.0 X    15.2 X
                                             MEAN                       2,061            20.4         1.5        13.1       8.3
                                             MEDIAN                     1,214            17.4         1.3        12.5       7.1
                                             LOW                          134            12.2         0.5         7.7       5.0
                                             ------------------------------------------------------------------------------------

(a) Consideration per share over market value per share 4 weeks prior to announcement of transaction.
(b) Multiple of sales calculated by dividing levered consideration by net operating revenues.
(c) Premium over market value is premium 10 days prior to announcement of transaction.

COMPARISON OF SELECTED ACQUISITIONS IN THE HOSPITAL INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                               PREMIUM
DATE                                         OVER MARKET
ANNOUNCED             ACQUIROR/TARGET          VALUE (A)               BUSINESS OF ACQUIRED COMPANY
============================================================================================================

Dec-93         OrNda HealthCorp/Summit           22.2%           Operator of acute care hospitals, nursing
               Health Ltd.                                       facilities, medical office buildings,
                                                                 retirement hotels, hemodialysis centers, a
                                                                 substance abuse center and an internal
                                                                 nutrition therapy service center.
                                                                 Hospitals are located in CA, TX, AR and
                                                                 IA.
Nov-93         OrNda HealthCorp/American         45.0%           American Healthcare Management Inc., along
               Healthcare Management                             with its subsidiaries, owns or leases 16
                                                                 acute-care hospitals in nine states.  The
                                                                 Company's hospitals provide all medical
                                                                 and surgical services.
Oct-93         Columbia Healthcare               54.0%           Hospital Corporation of America and its
               Corp./                                            subsidiaries own and operate medical-
               HCA-Hospital Corp. of                             surgical and psychiatric hospitals in the
               America                                           US and abroad.  The company owns 73
                                                                 medical-surgical and 25 psychiatric
                                                                 hospitals in 22 southern and western
                                                                 states.
Oct-93         Quorum Health Group/               N.A.           10 general acute care hospitals with 1,421
               10 Hospitals of Charter                           beds located in Macon and Atlanta Ga., Las
               Medical Corp.                                     Vegas, NV, Texas, Louisiana, Virginia,
                                                                 California and Iowa.
Jun-93         Columbia Hospital Corp./          43.8%           Operates 73 acute care hospitals with
               Galen Health Care                                 16,845 beds, in 19 states and two foreign
                                                                 countries.
Jul-89         IMA Holdings Corp./               16.5%           Owns 80 medical/surgical hospitals and 49
               American Medical                                  psychiatric hospitals and 3 substance
               International                                     abuse clinics in the United States and 28
                                                                 hospitals internationally.
Mar-89         Management group/                 37.4%           Owns 80 medical/surgical hospitals and 49
               Hospital Corporation of                           psychiatric hospitals and 3 substance
               America (c)                                       abuse clinics in the United States and 28
                                                                 hospitals internationally.

                    --------------------------------
                    HIGH                         54%
                    MEAN                         30%
                    MEDIAN                       28%
                    LOW                          10%
                    --------------------------------

(a) Consideration per share over market value per share 4 weeks prior to announcement of transaction.
(b) Multiple of sales calculated by dividing levered consideration by net operating revenues.
(c) Premium over market value is premium 10 days prior to announcement of transaction.

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                           CONSIDERATION/              EQUITY
                                                               LEVERED          ---------------------------------     VALUE/NET
     DATE               TARGET              ACQUIROR        CONSIDERATION       SALES      EBITDA         EBIT         INCOME
===============================================================================================================================

Jun-98          Morgan Health           PhyCor                       N.A.         N.A.        N.A.          N.A.         N.A.
(pending)       Group
May-98          PrimeCare               PhyCor                       N.A.         N.A.        N.A.          N.A.         N.A.
(pending)       International
May-98          AmSurg (physician       Undisclosed                  N.A.         N.A.        N.A.          N.A.         N.A.
(pending)       practice
                management)
May-98          Integrated Medical      Advanced                   $ 6.6          N.A.        N.A.          N.A.         N.A.
                Management              Health
                                        Corporation
May-98          Aventura Wellness       Coordinated                  N.A.         N.A.        N.A.          N.A.         N.A.
(pending)       Center                  HealthCare
May-98          Valley                  U.S.                         N.A.         N.A.        N.A.          N.A.         N.A.
                Occupational            Healthworks
                Medical
Apr-98          11 Florida primary      Continucare                  N.A.         N.A.        N.A.          N.A.         N.A.
(pending)       care centers
Oct-97          MedPartners             Phycor                 $ 8,065.3          1.3 x      16.6 x        21.1 x        N.M.
(terminated)
Oct-97          Health Partners         FPA Medical                185.2          1.2         N.M.          N.A.         N.A.
                                        Management
Aug-97          Occusystems             CRA Managed                545.3          3.1        17.4          22.9         26.3
                                        Care
Jul-97          InPhyNet Medical        MedPartners                493.0          1.3        18.2          22.0         26.6
                Management
Nov-96          AHI Healthcare          FPA Medical                129.6          1.1         7.2           8.4          N.M.
                                        Management
Oct-96          American                Physicians                  75.2          N.A.        N.A.          N.A.         N.A.
                Ophthalmic, Inc.        Resource Group
Oct-96          Equimed-                Physicians                  65.0          N.A.        N.A.          N.A.         N.A.
                Ophthalmology Div.      Resource Group
Sep-96          Caremark                MedPartners              3,078.6          1.3        17.4          21.7         31.5
Aug-96          Houston Eye             Physicians                  91.0          N.A.        N.A.          N.A.         N.A.
                Assoc., P.A.,           Resource Group
                Cinn. Eye
                Institute

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                                                 PREMIUM PAID
                                                             -------------------
                                                             1 D.        4 WEEKS
      DATE               TARGET             ACQUIROR         PRIOR        PRIOR       BUSINESS OF TARGET
=====================================================================================================================

Jun-98           Morgan Health          PhyCor                  N.A.        N.A.      Owns and operates medical
(pending)        Group                                                                practices.
May-98           PrimeCare              PhyCor                  N.A.        N.A.      Owns and operates medical
(pending)        International                                                        practices.
May-98           AmSurg (physician      Undisclosed             N.A.        N.A.      Owns and operates medical
(pending)        practice                                                             practices.
                 management)
May-98           Integrated Medical     Advanced                N.A.        N.A.      Owns and operates medical
                 Management             Health                                        practices.
                                        Corporation
May-98           Aventura Wellness      Coordinated             N.A.        N.A.      Provides physician management
(pending)        Center                 HealthCare                                    services.
May-98           Valley                 U.S.                    N.A.        N.A.      Owns and operates medical
                 Occupational           Healthworks                                   practices.
                 Medical
Apr-98           11 Florida primary     Continucare             N.A.        N.A.      Owns and operates doctors'
(pending)        care centers                                                         offices.
Oct-97           MedPartners            Phycor                 37.4%       59.4%      Operates in 40 states.
(terminated)                                                                          Develops, consolidates and
                                                                                      manages healthcare delivery
                                                                                      systems.
Oct-97           Health Partners        FPA Medical             N.A.        N.A.      Provides PPM services.
                                        Management                                    Affiliated with 8 physician
                                                                                      group practices and 6
                                                                                      independent practice
                                                                                      associations, representing
                                                                                      about 1,700 physicians in 5
                                                                                      geographic markets
Aug-97           Occusystems            CRA Managed            16.4%       (8.2)%     Nation's largest occupational
                                        Care                                          healthcare PPM.  Manages 201
                                                                                      physicians in 115 centers
                                                                                      located in 16 states.  The
                                                                                      new entity is called
                                                                                      Concentra Managed Care (CCMC)
Jul-97           InPhyNet Medical       MedPartners            (0.8)%      25.4%      Provides PPM services with
                 Management                                                           primary care physicians in
                                                                                      188 sites in 26 states
Nov-96           AHI Healthcare         FPA Medical            10.9%       23.7%      Operates and integrates
                                        Management                                    groups of primary care
                                                                                      physicians into local managed
                                                                                      care networks
Oct-96           American               Physicians              N.A.        N.A.      Acquired from Welsh Carson.
                 Ophthalmic, Inc.       Resource Group                                includes consolidated
                                                                                      ophthalmology practices.
Oct-96           Equimed-               Physicians              N.A.        N.A.      Consolidated second largest
                 Ophthalmology Div.     Resource Group                                competitor in ophthalmology
                                                                                      PPM business
Sep-96           Caremark               MedPartners             9.9%       18.2%      Caremark also includes 15
                                                                                      million member PBM business
Aug-96           Houston Eye            Physicians              N.A.        N.A.      Practices acquired include
                 Assoc., P.A.,          Resource Group                                some of the largest
                 Cinn. Eye                                                            opthalmology practices in the
                 Institute                                                            US

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                           CONSIDERATION/              EQUITY
                                                               LEVERED          ---------------------------------     VALUE/NET
     DATE               TARGET              ACQUIROR        CONSIDERATION       SALES      EBITDA         EBIT         INCOME
===============================================================================================================================

Jul-96          Foundation Health       FPA Medical              20.0             0.3          N.A.         N.A.          N.A.
                2 Physician Groups      Management
Jun-96          Physicians First        FPA Medical              23.0             0.2          N.A.         N.A.          N.A.
                                        Management
Jun-96          Foundation Health       FPA Medical              23.4             N.A.         N.A.         N.A.          N.A.
                3 Physician Groups      Management
May-96          Cardinal                MedPartners               N.A.            N.A.         N.A.         N.A.          N.A.
                Healthcare              Mullikin
May-96          Sterling                FPA Medical            $167.1             1.3 x       22.4 x       26.3 x        50.6 x
                Healthcare              Management
Mar-96          EyeCorp                 Physicians              164.4             N.A.         N.A.         N.A.          N.A.
                                        Resource Group
Oct-96          Straub Clinic &         PhyCor                    N.A.            N.A.         N.A.         N.A.          N.A.
                Hospital
Sep-96          HRM Clinic              Health Program            N.A.            N.A.         N.A.         N.A.          N.A.
                Management, a unit      Managers
                of Health Risk
                Management
Aug-96          Certain assets of       PhyCor                    N.A.            N.A.         N.A.         N.A.          N.A.
                Medical Arts
                Clinic and
                Wilmington Health
                Associates
Jul-96          Emergency               MedPartners               N.A.            N.A.         N.A.         N.A.          N.A.
                Professional
                Services
Jul-96          Foundation Health2      FPA Medical             220.0             3.7          N.A.         N.A.          N.A.
                Physician Groups        Management
Mar-96          CHS Management          MedPartners              47.0             5.9          N.A.         N.A.          N.A.
Feb-96          Colkitt Oncology        Equivision              131.2             2.5          N.A.         N.A.          N.A.
                Group
Jan-96          19 Acquisitions         Apogee                   24.1             0.3          N.A.         N.A.          N.A.
Jan-96          CIGNA Healthcare        Caremark                142.0             0.4          N.A.         N.A.          N.A.
                of CA

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                                                 PREMIUM PAID
                                                             -------------------
                                                             1 D.        4 WEEKS
      DATE               TARGET             ACQUIROR         PRIOR        PRIOR      BUSINESS OF TARGET
=====================================================================================================================

Jul-96           Foundation Health      FPA Medical            N.A.         N.A.     IPAs in FL and AZ; include 63
                 2 Physician Groups     Management                                   physicians, 30 health care
                                                                                     centers
Jun-96           Physicians First       FPA Medical            N.A.         N.A.     40 Primary care clinics in FL
                                        Management
Jun-96           Foundation Health      FPA Medical            N.A.         N.A.     Physician groups in CA
                 3 Physician Groups     Management
May-96           Cardinal               MedPartners            N.A.         N.A.     Multi-specialty group in NC,
                 Healthcare             Mullikin                                     31 locations; also affiliated
                                                                                     w/3 IPAs in NC
May-96           Sterling               FPA Medical           (3.1)%       13.0%     Contract management and
                 Healthcare             Management                                   support services to hospital
                                                                                     emergency departments in 91
                                                                                     hospitals in 19 states.
Mar-96           EyeCorp                Physicians             N.A.         N.A.     63 eye-care practices in 10
                                        Resource Group                               states; 94 offices and 5
                                                                                     ambulatory centers
Oct-96           Straub Clinic &        PhyCor                 N.A.         N.A.     Owns and operates multi-
                 Hospital                                                            specialty clinics through an
                                                                                     organized physician group
                                                                                     practice in Hawaii
Sep-96           HRM Clinic             Health Program         N.A.         N.A.     Provides health services in
                 Management, a unit     Managers                                     Michigan
                 of Health Risk
                 Management
Aug-96           Certain assets of      PhyCor                 N.A.         N.A.     Owns and operates doctors'
                 Medical Arts                                                        offices in North Dakota
                 Clinic and
                 Wilmington Health
                 Associates
Jul-96           Emergency              MedPartners            N.A.         N.A.     Provide emergency medical
                 Professional                                                        services in Ohio
                 Services
Jul-96           Foundation Health2     FPA Medical            N.A.         N.A.     IPAs in FL and AZ; includes
                 Physician Groups       Management                                   63 physicians
Mar-96           CHS Management         MedPartners            N.A.         N.A.     Manages Physician practice
                                                                                     groups in CA
Feb-96           Colkitt Oncology       Equivision             N.A.         N.A.     30 Oncology centers
                 Group
Jan-96           19 Acquisitions        Apogee                 N.A.         N.A.     19 small group practices
Jan-96           CIGNA Healthcare       Caremark               N.A.         N.A.     HMOs and clinics in CA
                 of CA

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                           CONSIDERATION/              EQUITY
                                                               LEVERED          ---------------------------------     VALUE/NET
     DATE               TARGET              ACQUIROR        CONSIDERATION       SALES      EBITDA         EBIT         INCOME
===============================================================================================================================

Dec-95          Pacific Physician       MedPartners            323.6             0.8         9.2           13.7          29.8
                Services
Dec-95          10 Eye-care             Physicians              36.6             N.A.        N.A.           N.A.          N.A.
                Clinics (including      Resource Group
                Mann Berkeley)
Nov-95          North Suburban          Caremark                 N.A.            N.A.        N.A.           N.A.          N.A.
Aug-95          Mullikin, L.P.          MedPartners            349.9             0.9         N.A.           N.A.          N.A.
Jun-95          Atlanta Medical         Caremark                 N.A.            N.A.        N.A.           N.A.          N.A.
                Associates
Jun-95          Medical/Pediatric       Caremark                 N.A.            N.A.        N.A.           N.A.          N.A.
                Groups
Jun-95          Ogden Clinic, P.C.      Phycor                   N.A.            N.A.        N.A.           N.A.          N.A.
Jun-95          Arizona Managed         FPA                      N.A.            N.A.        N.A.           N.A.          N.A.
                Care
Jun-95          Gonzaba                 FPA                      N.A.            N.A.        N.A.           N.A.          N.A.
Jun-95          Med Center              MedPartners             10.0             0.9         N.A.           N.A.          N.A.
Jun-95          Vanguard                MedPartners              N.A.            N.A.        N.A.           N.A.          N.A.
                Healthcare
May-95          PAPP Clinic P.C.        Phycor                   N.A.            N.A.        N.A.           N.A.          N.A.
May-95          Better Health Plan      Coastal                 20.0             0.9         N.A.           N.A.          N.A.
                Inc.
May-95          Arnett Clinic           Phycor                  59.7             0.7         N.A.           N.A.          N.A.
Apr-95          Team Health Group       PPSI                    52.4             0.8         N.A.           N.A.          N.A.
Feb-95          Tidewater Primary       Phycor                   N.A.            N.A.        N.A.           N.A.          N.A.
                Care

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                                                 PREMIUM PAID
                                                             -------------------
                                                             1 D.        4 WEEKS
      DATE               TARGET             ACQUIROR         PRIOR        PRIOR      BUSINESS OF TARGET
=====================================================================================================================

Dec-95           Pacific Physician      MedPartners           7.2%         18.0%     HMO network in CA, AZ and NV
                 Services                                                            Hopsital-base groups in
                                                                                     Southeast and Pacific
                                                                                     Northwest
Dec-95           10 Eye-care            Physicians            N.A.          N.A.     10 eye-care practices in TN,
                 Clinics (including     Resource Group                               AR, MS and TX
                 Mann Berkeley)
Nov-95           North Suburban         Caremark              N.A.          N.A.     Medical Center - Skokie, Ill.
Aug-95           Mullikin, L.P.         MedPartners           N.A.          N.A.     Group practices:  58 medical
                                                                                     centers in CA, OR and WA
Jun-95           Altanta Medical        Caremark              N.A.          N.A.     Specialty Clinic - 4 clinics
                 Associates                                                          in Atlanta, Ga.
Jun-95           Medical/Pediatric      Caremark              N.A.          N.A.     Family & Pediatric groups
                 Groups
Jun-95           Ogden Clinic, P.C.     Phycor                N.A.          N.A.     Ogden, UT
Jun-95           Arizona Managed        FPA                   N.A.          N.A.     Phoenix, AZ, 3 sites, 50 IPA,
                 Care                                                          .     9 MSO
Jun-95           Gonzaba                FPA                   N.A.          N.A.     San Antonio, TX, 5 sites, 200
                                                                                     IPA 27 MSO
Jun-95           Med Center             MedPartners           N.A.          N.A.     Cleveland, TN, 7 sites
Jun-95           Vanguard               MedPartners           N.A.          N.A.     Philadelphia 7 Delaware
                 Healthcare                                                          valley largest provider of
                                                                                     obstetrics and gynecology in
                                                                                     35 sites
May-95           PAPP Clinic P.C.       Phycor                N.A.          N.A.     Newnan, GA
May-95           Better Health Plan     Coastal               N.A.          N.A.     Medicaid HMO & Medical
                 Inc.                                                                centers in Buffalo, N.Y.
May-95           Arnett Clinic          Phycor                N.A.          N.A.     Lafayette, IN, 5 sites
Apr-95           Team Health Group      PPSI                  N.A.          N.A.     Knoxville, TN Emergency room
                                                                                     staffing for 42 hospitals
Feb-95           Tidewater Primary      Phycor                N.A.          N.A.     Newport News, VA, 11 sites
                 Care

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                           CONSIDERATION/              EQUITY
                                                               LEVERED          ---------------------------------     VALUE/NET
     DATE               TARGET              ACQUIROR        CONSIDERATION       SALES      EBITDA         EBIT         INCOME
===============================================================================================================================

Feb-95          North American          Phycor                  32.9             1.3         N.A.          N.A.          N.A.
                Medical Management
Dec-94          Raleigh Family          PPSI                     4.0             0.9         N.A.          N.A.          N.A.
                Group
Nov-94          Burns Clinic            Phycor                  21.7             0.5         N.A.          N.A.          N.A.
                Medical Center,
                P.C.
Nov-94          Advanced Health         Coastal                  N.A.            N.A.        N.A.          N.A.          N.A.
                Plans, Inc.
Nov-94          Physician Groups        Phycor                  75.5             N.A.        N.A.          N.A.          N.A.
Nov-94          -  Holt-Krock                                   47.7             0.6         N.A.          N.A.          N.A.
                   Clinic
Nov-94          -  Southern Plains                               6.1             0.6         N.A.          N.A.          N.A.
                   Medical Center
Nov-94          -  Boulder Medical                               N.A.            N.A.        N.A.          N.A.          N.A.
                   Center
Nov-94          - North American                                 N.A.            N.A.        N.A.          N.A.          N.A.
                  Medical Man.
Sep-94          Nevada Medical          PPSI                     4.4             0.4         N.A.          N.A.          N.A.
                Center
Sep-94          Physicians              Coastal                 29.6             1.5         N.A.          N.A.          N.A.
                Planning Group and
                Health Care
                Automation
Aug-94          Family Medical          Coastal                  N.A.            N.A.        N.A.          N.A.          N.A.
                Center
Aug-94          Friendly Hills          Caremark               125.0             0.7         N.A.          N.A.          N.A.
                HealthCare
Jun-94          Southeast Health        Coastal                 35.9             1.1         N.A.          N.A.          N.A.
                and Medical
                Association

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                                                 PREMIUM PAID
                                                             -------------------
                                                             1 D.        4 WEEKS
      DATE               TARGET             ACQUIROR         PRIOR        PRIOR      BUSINESS OF TARGET
=====================================================================================================================

Feb-95           North American         Phycor                N.A.         N.A.      Independent Practice Assoc.
                 Medical Management                                                  Houston, TX, 4 mkts in TX & 3
                                                                                     in CA, total 11 markets in 7
                                                                                     states
Dec-94           Raleigh Family         PPSI                  N.A.         N.A.      Family practice medical
                 Group                                                               group-Raleigh, N.C.
Nov-94           Burns Clinic           Phycor                N.A.         N.A.      Petosky, Michigan, 9 clinics
                 Medical Center,
                 P.C.
Nov-94           Advanced Health        Coastal               N.A.         N.A.      Doctor offices
                 Plans, Inc.
Nov-94           Physician Groups       Phycor                N.A.         N.A.      Mult-specialty physician
                                                                                     clinics
Nov-94           -  Holt-Krock                                N.A.         N.A.      Forth Smith, Arkansas, 19
                    Clinic                                                           clinics
Nov-94           -  Southern Plains                           N.A.         N.A.      Chickasha, Oklahoma, 4
                    Medical Center                                                   clinics
Nov-94           -  Boulder Medical                           N.A.         N.A.      Boulder, CO
                    Center
Nov-94           -  North American                            N.A.         N.A.      Nashville, TN
                    Medical Man.
Sep-94           Nevada Medical         PPSI                  N.A.         N.A.      Multi-specialty medical group
                 Center
Sep-94           Physicians             Coastal               N.A.         N.A.      Medical Management and
                 Planning Group and                                                  Account Services
                 Health Care
                 Automation
Aug-94           Family Medical         Coastal               N.A.         N.A.      Medical centers in Sanford,
                 Center                                                              N.C.
Aug-94           Friendly Hills         Caremark              N.A.         N.A.      Hospitals-La Habra,
                 HealthCare                                                          California plus 15 clinics
Jun-94           Southeast Health       Coastal               N.A.         N.A.      Primary care facilities
                 and Medical
                 Association

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                           CONSIDERATION/              EQUITY
                                                               LEVERED          ---------------------------------     VALUE/NET
     DATE               TARGET              ACQUIROR        CONSIDERATION       SALES      EBITDA         EBIT         INCOME
===============================================================================================================================

Jun-94          HealthNet Corp.         Coastal                 3.0             0.1          N.A.             N.A.        N.A.
Aug-94          Doctors Hospital        PPSI                   11.3             0.3          N.A.             N.A.        N.A.
                of Montclair
May-94          Lakewood on Broad       Coastal                 N.A.            N.A.         N.A.             N.A.        N.A.
                Family
May-94          Apache Medical          Caremark                5.0             N.A.         N.A.             N.A.        N.A.
                Systems Inc.
Apr-94          United                  Caremark                N.A.            N.A.         N.A.             N.A.        N.A.
                Rehabilitation
                Services
Mar-94          PrimeCare Inc.          FPA                     0.8             2.7          N.A.             N.A.        N.A.
Feb-94          Lexington Clinic        Phycor                 47.7             0.7          8.0              5.9        13.7
                of KY
Feb-94          Health Mgmt Assoc.      Coastal                84.2             0.8          N.A.             N.A.        N.A.
                of America and
                Medical Mgmt.
                Assoc.
Feb-94          Southeast Valley        PPSI                    2.7             0.5          N.A.             N.A.        N.A.
                Medical Group
Jan-94          Medical Arts            Phycor                 11.0             0.6          N.A.             N.A.        N.A.
                Clinic
Dec-93          Internal Medicine       Caremark                N.A.            N.A.         N.A.             N.A.        N.A.
                Associates
Nov-93          Medical Arts            Phycor                  6.1             N.A.         N.A.             N.A.        N.A.
                Center
Sep-93          Downtown                PPSI                    0.5             N.A.         N.A.             N.A.        N.A.
                Physicians
Sep-93          Raleigh Clinics,        Coastal                 N.A.            N.A.         N.A.             N.A.        N.A.
                P.A. d/b/s
                Physicians
                Immediate Care
                Centers
Aug-93          Riverside Medical       PPSI                   32.0             N.A.         N.A.             N.A.        N.A.
                Clinic
Aug-93          Kimbro Medical          Phycor                  N.A.            N.A.         N.A.             N.A.        N.A.
                Center

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                                                 PREMIUM PAID
                                                             -------------------
                                                             1 D.        4 WEEKS
      DATE               TARGET             ACQUIROR         PRIOR        PRIOR      BUSINESS OF TARGET
=====================================================================================================================

Jun-94           HealthNet Corp.        Coastal               N.A.         N.A.      18 Medical centers in the
                                                                                     Northeast (12 in NJ) (40
                                                                                     PCPs)
Aug-94           Doctors Hospital       PPSI                  N.A.         N.A.      Medical facilities -
                 of Montclair                                                        Montclair, California
May-94           Lakewood on Broad      Coastal               N.A.         N.A.      Doctor offices - Durham,
                 Family                                                              North Carolina
May-94           Apache Medical         Caremark              N.A.         N.A.      Computer programming services
                 Systems Inc.
Apr-94           United                 Caremark              N.A.         N.A.      Home health care services
                 Rehabilitation
                 Services
Mar-94           PrimeCare Inc.         FPA                   N.A.         N.A.      IPA in So. N.J. (270 PCPs)
Feb-94           Lexington Clinic       Phycor                N.A.         N.A.      Multi-specialty physician
                 of KY                                                               clinic-Lexington, KY, 25
                                                                                     clinics
Feb-94           Health Mgmt Assoc.     Coastal               N.A.         N.A.      Health care delivery network
                 of America and                                                      and primary care clinics
                 Medical Mgmt.
                 Assoc.
Feb-94           Southeast Valley       PPSI                  N.A.         N.A.      Primary care group
                 Medical Group
Jan-94           Medical Arts           Phycor                N.A.         N.A.      Specialty Clinic-Corsicana,
                 Clinic                                                              TX, 3 clinics
Dec-93           Internal Medicine      Caremark              N.A.         N.A.      Largest multi-specialty group
                 Associates                                                          in Omaha, NB
Nov-93           Medical Arts           Phycor                N.A.         N.A.      Multi-specialty physician
                 Center                                                              clinic-Dixon, Il, 15 clinics
Sep-93           Downtown               PPSI                  N.A.         N.A.      Primary care medical group
                 Physicians
Sep-93           Raleigh Clinics,       Coastal               N.A          N.A.      Primary care clinics
                 P.A. d/b/s
                 Physicians
                 Immediate Care
                 Centers
Aug-93           Riverside Medical      PPSI                  N.A.         N.A.      Multi-specialty medical group
                 Clinic
Aug-93           Kimbro Medical         Phycor                N.A.         N.A.      Mutli-specialty physician
                 Center                                                              group

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)
                                                                                           CONSIDERATION/              EQUITY
                                                               LEVERED          ---------------------------------     VALUE/NET
     DATE               TARGET              ACQUIROR        CONSIDERATION       SALES      EBITDA         EBIT         INCOME
===============================================================================================================================

Jul-93          Simon - Williamson      Phycor                  7.5             0.5          N.A.          N.A.          N.A.
                Clinic, P.C.
Jul-93          Oklahoma City           Caremark                N.A.            N.A.         N.A.          N.A.          N.A.
                Clinic
Jul-93          Cassidy Medical         PPSI                    3.7             0.2          N.A.          N.A.          N.A.
                Group
Jul-93          Gold Star Medical       Coastal                25.2             0.6          N.A.          N.A.          N.A.
                Management Inc.
May-93          MedCoast, Inc.          Coastal                 N.A.            N.A.         N.A.          N.A.          N.A.
Apr-93          Samaritan Family        PPSI                    1.7             0.4          N.A.          N.A.          N.A.
                Medical Clinic
Apr-93          Parkview Family         PPSI                    2.0             0.2          N.A.          N.A.          N.A.
                Health Medical
Mar-93          Medical and             Phycor                  8.2             N.A.         N.A.          N.A.          N.A.
                Surgical Clinic of
                Irving
Jan-93          Medicus Medical         Coastal                16.5             0.3          N.A.          N.A.          N.A.
                Group
Jan-93          Kelsey-Seybold          Caremark                N.A.            N.A.         N.A.          N.A.          N.A.
Jan-93          Spectrascan             Caremark                5.0             N.A.         N.A.          N.A.          N.A.
                Imaging Services
Jan-93          Holston Medical         Phycor                  4.7             N.A.         N.A.          N.A.          N.A.
                Group
Nov-92          Olean Medical           Phycor                  8.2             N.A.         N.A.          N.A.          N.A.
                Group
Sep-92          Health Systems          Coastal                 1.0             0.3          N.A.          N.A.          N.A.
                Group and Med/Tab
                Consulting
                Company, Inc.
Sep-92          Specialty Services      Coastal                 5.6             0.6          N.A.          N.A.          N.A.
                Group, Inc.
Sep-92          Laconia Clinic          Phycor                  3.5             N.A.         N.A.          N.A.          N.A.
Aug-92          Valley Diagnostic       Phycor                  4.4             N.A.         N.A.          N.A.          N.A.
                Medical and
                Surgical
Aug-92          Chula Vista Family      PPSI                    0.5             N.A.         N.A.          N.A.          N.A.
                Medical Group

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                                                 PREMIUM PAID
                                                             -------------------
                                                             1 D.        4 WEEKS
      DATE               TARGET             ACQUIROR         PRIOR        PRIOR      BUSINESS OF TARGET
=====================================================================================================================

Jul-93           Simon - Williamson     Phycor                N.A.         N.A.      Birmingham, AL, 8 clinics
                 Clinic, P.C.
Jul-93           Oklahoma City          Caremark              N.A.         N.A.      Alabama 7-location multi-
                 Clinic                                                              specialty clinic
Jul-93           Cassidy Medical        PPSI                  N.A.         N.A.      Multi-specialty physician
                 Group                                                               group
Jul-93           Gold Star Medical      Coastal               N.A.         N.A.      Health care delivery network
                 Management Inc.                                                     and 13 primary care clinics
                                                                                     in So. FL
May-93           MedCoast, Inc.         Coastal               N.A.         N.A.      Utilization review/Preferred
                                                                                     Provider Organization
Apr-93           Samaritan Family       PPSI                  N.A.         N.A.      Family practice medical group
                 Medical Clinic
Apr-93           Parkview Family        PPSI                  N.A.         N.A.      Family practice medical group
                 Health Medical
Mar-93           Medical and            Phycor                N.A.         N.A.      Irving, TX, 5 clinics
                 Surgical Clinic of
                 Irving
Jan-93           Medicus Medical        Coastal               N.A.         N.A.      Contract management
                 Group
Jan-93           Kelsey-Seybold         Caremark              N.A.         N.A.      Texas 17-location multi-
                                                                                     specialty clinic network
Jan-93           Spectrascan            Caremark              N.A.         N.A.      Health and allied services
                 Imaging Services
Jan-93           Holston Medical        Phycor                N.A.         N.A.      Kingston, TN, 5 clinics
                 Group
Nov-92           Olean Medical          Phycor                N.A.         N.A.      Olean, NY, 3 clinics
                 Group
Sep-92           Health Systems         Coastal               N.A.         N.A.      Billing and collection
                 Group and Med/Tab
                 Consulting
                 Company, Inc.
Sep-92           Specialty Services     Coastal               N.A.         N.A.      Billing and collection
                 Group, Inc.
Sep-92           Laconia Clinic         Phycor                N.A.         N.A.      Laconia, NH, 3 clinics
Aug-92           Valley Diagnostic      Phycor                N.A.         N.A.      Harlington, TX, 1 clinic
                 Medical and
                 Surgical
Aug-92           Chula Vista Family     PPSI                  N.A.         N.A.      Family practice medical group
                 Medical Group

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                           CONSIDERATION/              EQUITY
                                                               LEVERED          ---------------------------------     VALUE/NET
     DATE               TARGET              ACQUIROR        CONSIDERATION       SALES      EBITDA         EBIT         INCOME
===============================================================================================================================

Jul-92          Durham Urgent           Coastal                1.0              0.6          N.A.          N.A.          N.A.
                Care, Inc.
Mar-92          Hemet Valley            PPSI                   0.7              N.A.         N.A.          N.A.          N.A.
                Family Physicians
Feb-92          McGuire Clinic          Phycor                 9.1              N.A.         N.A.          N.A.          N.A.
Jan-92          Sadler Clinic           Phycor                 4.8              N.A.         N.A.          N.A.          N.A.
                Association
Jan-92          Diagnostic Clinic       Phycor                 7.2              N.A.         N.A.          N.A.          N.A.
                of San Antonio
Jan-92          Southern CO.            Phycor                 5.5              N.A.         N.A.          N.A.          N.A.
                Clinic
Nov-91          Inland Medical          PPSI                   N.A.             N.A.         N.A.          N.A.          N.A.
                Center
Nov-91          Riverside Clinic        Phycor                 3.7              N.A.         N.A.          N.A.          N.A.
Sep-91          Hauch Medical           PPSI                   3.7              N.A.         N.A.          N.A.          N.A.
                Group

                                        ---------------------------------------------------------------------------------------
                                        HIGH             $ 8,065.3              5.9 X       22.4 X        26.3 X        50.6 X
                                        MEAN                 215.1              1.0         14.6          17.8          29.8
                                        MEDIAN                20.0              0.7         17.0          21.7          28.2
                                        LOW                    0.5              0.1          7.2           5.9          13.7
                                        ---------------------------------------------------------------------------------------

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY (CONTINUED)
(DOLLARS IN MILLIONS)

                                                                 PREMIUM PAID
                                                             -------------------
                                                             1 D.        4 WEEKS
      DATE               TARGET             ACQUIROR         PRIOR        PRIOR      BUSINESS OF TARGET
=====================================================================================================================

Jul-92           Durham Urgent          Coastal               N.A.         N.A.      Primary care clinics
                 Care, Inc.
Mar-92           Hemet Valley           PPSI                  N.A.         N.A.      Family practice medical group
                 Family Physicians
Feb-92           McGuire Clinic         Phycor                N.A.         N.A.      Richmond, VA, 5 clinics
Jan-92           Sadler Clinic          Phycor                N.A.         N.A.      Conroe, TX, 2 clinics
                 Association
Jan-92           Diagnostic Clinic      Phycor                N.A.         N.A.      San Antonio, TX, 1 clinic
                 of San Antonio
Jan-92           Southern CO.           Phycor                N.A.         N.A.      Pueblo, CO, 2 clinics
                 Clinic
Nov-91           Inland Medical         PPSI                  N.A.         N.A.      Multi-specialty physician
                 Center                                                              clinic
Nov-91           Riverside Clinic       Phycor                N.A.         N.A.      Multi-specialty physician
                                                                                     clinic
Sep-91           Hauch Medical          PPSI                  N.A.         N.A.      Multi-specialty physician
                 Group                                                               group

                                        -----------------------------------------
                                        HIGH                 37.4%        59.4%
                                        MEAN                 11.1%        21.4%
                                        MEDIAN                9.9%        18.2%
                                        LOW                  (3.1)%       (8.2)%
                                        -----------------------------------------

Source: public filings, news articles, SDC data. Note Net Income is a multiple of the Equity consideration (Consideration - Net Debt).

                                   EXHIBIT 7

ANALYSIS OF CATAWBA SHAREHOLDER RETURNS
SHARE RETURNS RECEIVED

CATAWBA SHARE RETURNS HAVE BEEN EXTREMELY VOLATILE AND PROVIDE LITTLE INFORMATION ON AN APPROPRIATE IRR



     DATE OF                            DATE OF EXIT
     ORIGINAL       ------------------------------------------------------------
     INVESTMENT     Jun-95    Dec-95    Jun-96    Dec-96    Jun-97    Dec-97
--------------------------------------------------------------------------------

      Dec-94         (35)%     50%       (10)%      7%        2%        3%

      Jun-95                  248          7       26        15        13

      Dec-95                             (67)     (24)      (21)      (15)

      Jun-96                                       78        24        17

      Dec-96                                                (14)       (5)

      Jun-97                                                            5
--------------------------------------------------------------------------------
      OVERALL MEAN                                                      3%



Note: Shareholder returns calculated as IRR of stock price appreciation only; no dividends have been paid.
Source:  FactSet.

[GOLDMAN SACHS LOGO]

COMPARISON OF INDEX SHAREHOLDER RETURNS

SINCE 1990 INDEX INVESTORS HAVE AVERAGED 18% ANNUAL RETURNS AND 30% SINCE CATAWBA WENT PUBLIC IN DECEMBER 1994


DATE OF             S&P 500         DOW JONES        NASDAQ        HOSPITALS(a)
ORIGINAL         --------------  --------------  --------------  ---------------
INVESTMENT         Exit 91-97      Exit 91-97      Exit 91-97      Exit 91-97
(1 JAN)          Average Return  Average Return  Average Return  Average Return
--------------------------------------------------------------------------------

1990                  (5)%             (6)%           (19)%             (4)%

1991                  30               20              57               31

1992                   8                4              15                2

1993                  10               14              14               38

1994                   2                2              (2)              17

1995                  38               33              40               49

1996                  23               26              23               22

1997                  33               23              20               43
--------------------------------------------------------------------------------

OVERALL MEAN          17%              15%             18%              25%

SINCE CATAWBA         31%              27%             28%              38%
  IPO




(a) Index of Columbia/HCA, HMA, Paracelsus Healthcare, Quorum, Tenet, and Universal Health Services.
Note: Shareholder returns calculated as IRR of stock price appreciation and dividends received.
Source:  FactSet.

[GOLDMAN SACHS LOGO]

THEORETICAL IMPLIED FUTURE STOCK PRICES

>

                     [LINE GRAPH SHOWING INFORMATION BELOW]

                    At 1998E Industry Median P/E of 23.0x(a)

                          Current Share Price $15.50(b)

                                                 SHARE
                         DATE                  PRICE ($)
                         ----                  ---------

                         12/1998                $ 9.89

                         12/1999                $17.25

                         12/2000                $25.30

                         12/2001                $31.05

                         12/2002                $37.95

                         12/2003                $42.78
                         -------------------------------
                                C.A.G.R. = 34.0%


(a) Based on composite of hospital companies.
(b) As of 3/4/98.

[GOLDMAN SACHS LOGO]

PRESENT VALUE OF IMPLIED FUTURE STOCK PRICES
12% DISCOUNT (A)


                     [LINE GRAPH SHOWING INFORMATION BELOW]

                  Present Value of implied future stock prices at Median 1998E P/E for hospital industry(b)

                        Current Share Price - $15.50(c)

                                                  SHARE
                         DATE                     PRICE ($)
                         ----                     ---------

                         12/1998                   $ 9.35

                         12/1999                   $14.55

                         12/2000                   $19.06

                         12/2001                   $20.88

                         12/2002                   $22.79

                         12/2003                   $22.94
                         ---------------------------------
                                   C.A.G.R. = 19.7%


(a) Beginning with a period of 0.50 years because fiscal year ends Sep 1998. 12% discount represents average annual stock return in 1922 according to Ibboston.
(b) Based on comparison with hospital companies.
(c) As of 3/4/98.

[GOLDMAN SACHS LOGO]

PRESENT VALUE OF IMPLIED FUTURE STOCK PRICES
17% DISCOUNT (A)


                     [LINE GRAPH SHOWING INFORMATION BELOW]

                  Present Value of implied future stock prices at Median 1998E P/E for hospital industry(b)

                        Current Share Price - $15.50(c)

                                                    SHARE
                         DATE                     PRICE ($)
                         ----                     ---------

                         1998                      $ 9.14

                         1999                      $13.63

                         2000                      $17.09

                         2001                      $17.92

                         2002                      $18.72

                         2003                      $18.04
                         ----------------------------------
                                 C.A.G.R. = 14.6%

(a) Beginning with a period of 0.50 years because fiscal year ends Sep 1998. 17% discount represents average annual S&P500 stock return in the 1990s.
(b) Based on comparison with hospital companies.
(c) As of 3/4/98.

[GOLDMAN SACHS LOGO]

IMPLIED FUTURE P/E MULTIPLES AT $19.00 SHARE PRICE (A)

                                 1998     1999    2000    2001     2002    2003
--------------------------------------------------------------------------------
Earnings Per Share in Catawba    $0.43    $0.75   $1.10   $1.35    $1.65   $1.86
Forecast Model (b)

Discounted at 12% (c)            $0.41    $0.63   $0.83   $0.91    $0.99   $1.00

Implied P/E Multiple             46.3x    30.2x   22.9x   20.9x    19.2x   19.0x

Long-term Growth Rate (d)        30.4%    16.3%    6.4%    NA       NA      NA

P/E:  Growth Ratio                1.5x     1.9x    3.6x    NA       NA      NA
--------------------------------------------------------------------------------

(a)  $19.00 per share is the KKR offer price.
(b)  Based on 3/4/98 projections created by management.
(c)  Average annual stock return since 1922 according to lbbotson.
(d)  Calculated as subsequent 3 years EPS growth.